Registration Nos. 033-44909
                                                         811-6520

              SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, DC 20549

                          FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	X

	Pre-Effective Amendment No. __				__
	Post-Effective Amendment No. 21				X
	and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
ACT OF 1940			                                    X

	Amendment No. 23				                  X
	(Check appropriate box or boxes)


	MANAGERS TRUST I
	(Exact Name of Registrant as Specified in Charter)

	40 Richards Avenue, Norwalk, Connecticut 06854
	(Address of Principal Executive Offices)

	(800) 835-3879
	(Registrant's Telephone Number, including area code)

      Donald S. Rumery
      The Managers Funds
      40 Richards Avenue
      Norwalk, CT 06854

	Copy to: Philip H. Newman, Esq.
	Goodwin Procter LLP
	Exchange Place
	Boston, MA 02109-2881
	(Name and Address of Agent for Service)

      As soon as practicable after the effective date of this Registration Statement
	(Approximate Date of Proposed Public Offering)

It is proposed that this filing will become effective (check appropriate box):
X  Immediately upon filing pursuant to	__  On (date) pursuant to paragraph (b)
   paragraph (b)

__ 60 days after filing pursuant to       __  On (date) pursuant to paragraph
   paragraph (a)(1)	 			    (a)(1)

__ 75 days after filing pursuant to       __  On (date) pursuant to paragraph
   (a)(2) of Rule 485  				    (a)(2) of Rule 485

If appropriate, check the following box:

__ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

THE MANAGERS FUNDS
---------------------
PROSPECTUS
Dated August 1, 2001

SHORT DURATION GOVERNMENT FUND
INTERMEDIATE DURATION GOVERNMENT FUND
U.S. STOCK MARKET PLUS FUND
-----------------------------------
We pick the talent.  You reap the
results.

The Securities and Exchange Commission
has not approved or disapproved these
securities or determined if this
Prospectus is truthful or complete.
Any representation to the contrary is a
criminal offense.

TABLE OF CONTENTS
1  RISK/RETURN SUMMARY
   Managers Short Duration Government and
   Intermediate Duration Government Funds	        2
   U.S. Stock Market Plus Fund	              4
   Performance Summary	                          7
   Fees and Expenses                              9
   Principal Risk Factors	                   11

2  ADDITIONAL CHARACTERISTICS/RISKS
   Characteristics and Risks of the Securities
   in which the Funds May Invest	             17
   Managers Trust I and Managers Trust II	       22

3  ABOUT YOUR INVESTMENT
   Financial Highlights	                         24
   Your Account	                               28
   How To Purchase Shares	                   30
   How To Sell Shares	                         31
   Investor Services 	                         32
   Operating Policies	                         33
   Account Statements	                         34
   Dividends and Distributions	             34
   Tax Information	                         34
   Description of Indexes	                   36

Founded in 1983, The Managers Funds family offers individual and institutional investors the experience and discipline of some of the world's most highly regarded investment professionals. This Prospectus describes three no-load mutual funds in the family which offer you a choice of investments to help fulfill your asset allocation needs:

*  MANAGERS SHORT DURATION GOVERNMENT FUND (the
   "Short Fund"), formerly known as the Smith
   Breeden Short Duration U.S. Government Fund, a series of Managers Trust II

*  MANAGERS INTERMEDIATE DURATION GOVERNMENT FUND
   (the "Intermediate Fund"), formerly known as the Smith Breeden Intermediate Duration U.S.
   Government Fund, a series of Managers Trust II

*  MANAGERS U.S. STOCK MARKET PLUS FUND (the "U.S.
   Stock Market Plus Fund"), formerly known as the Smith Breeden U.S. Equity Market Plus Fund, a series of Managers Trust I

Managers Trust I and Managers Trust II are both registered open-end management investment companies.

                 RISK/RETURN SUMMARY

MANAGERS SHORT DURATION GOVERNMENT AND
INTERMEDIATE DURATION GOVERNMENT FUNDS

INVESTMENT OBJECTIVES

* Managers Short Duration Government Fund seeks to provide investors with a high level of current income, consistent with a low volatility of net asset value.

* Managers Intermediate Duration Government Fund seeks to provide investors with a total return in excess of the total return of the major market indices for mortgage-backed securities.

PRINCIPAL INVESTMENT STRATEGIES

*	The Short Fund seeks to achieve its objective by
      matching the duration, or interest-rate risk, of a portfolio that invests exclusively in six-month U.S. Treasury securities on a constant maturity basis.
* The Intermediate Fund seeks to achieve its objective by matching the duration, or interest-rate risk, of a portfolio that invests exclusively in mortgage-backed securities, as weighted in the major market indices for mortgage-backed securities. These indices currently include the Salomon Brothers Mortgage Index and the Lehman Brothers Mortgage Index, each of which includes all outstanding government sponsored fixed-rate mortgage-backed securities, weighted in proportion to their current market capitalization. The duration of these indices is generally similar to that of intermediate-term U.S. Treasury notes, and typically will range between three and five years.

Under normal circumstances, each of these Funds will invest at least 80% of its total net assets in U.S. Government securities which are primarily mortgage-backed securities issued by the U.S.
Government, its agencies and instrumentalities.

Both the Short Fund and the Intermediate Fund typically employ hedging techniques using instruments such as interest rate futures, options, floors, caps and swaps, designed to reduce the interest-rate risk of their fixed-income securities. The Short Fund generally manages its fixed-income portfolio effective duration to a target of six months. The Intermediate Fund generally manages its fixed-income portfolio effective duration to a target of between three and five years. Each of the Short Fund and the Intermediate Fund may also engage in loans of portfolio securities to enhance income and return. Each of these Funds may leverage by using reverse repurchase agreements, dollar rolls and other borrowings, by investing collateral from loans of portfolio securities, through the use of when-issued, delayed-delivery or forward commitment transactions or by using other derivatives.

Neither the Short Fund nor the Intermediate Fund will purchase a put or call option on U.S. Government securities or mortgage-backed securities if, as a result of such purchase, more than 10% of its total assets would be invested in such options. The Short Fund and the Intermediate Fund will engage in over-the-counter option transactions only with primary
U.S. Government securities dealers recognized by the Federal Reserve Bank of New York. The Short Fund and the Intermediate Fund will not sell options that are not covered.

The Short Fund and Intermediate Fund will seek to minimize credit risk by investing in securities of the highest credit quality.

In addition, as a matter of fundamental policy, each of these Funds will limit purchases to securities from the following classes of assets:

* Securities issued directly or guaranteed by the U.S. Government or its agencies or instrumentalities;

*  Mortgage-backed securities rated AAA by Standard & Poor's
Corporation ("S&P") or Aaa by Moody's Investors Service, Inc.
("Moody's");

* Securities fully collateralized by assets in either of the above classes;

* Assets which would qualify as liquidity items under federal regulations (which may change from time to time) if held by a commercial bank or savings institution; and

* Hedge instruments and stripped mortgage-backed securities, which may only be used for risk management purposes.

U.S. STOCK MARKET PLUS FUND

INVESTMENT OBJECTIVE

* Managers U.S. Stock Market Plus Fund seeks to provide a total return exceeding the Standard & Poor's 500 Composite
   Stock Index (R) (the "S&P 500 Index") without additional equity market risk.

PRINCIPAL INVESTMENT STRATEGIES

The U.S. Stock Market Plus Fund does not invest principally in the common stocks that make up the S&P 500 Index or any other index. Instead, the Fund invests primarily in an actively managed short duration fixed-income portfolio and maintains positions in S&P 500 futures or swaps, options and similar instruments. The equity index futures, swaps and options positions are designed to produce an exposure to the S&P 500 Index similar to the exposure that would be achieved if all the Fund's assets were invested directly in the stocks comprising the S&P 500
Index. The Fund's investment strategy is designed to produce a total return with a low tracking error relative to the S&P 500 Index.

The Fund's equity market positions are designed to produce a return similar to the return that would be achieved if all the Fund's assets were invested directly in the stocks comprising the S&P 500 Index in proportion to their respective weightings in the S&P 500 Index. The Fund's exposure to the S&P 500 Index will be maintained primarily with futures, options, and swaps.
When futures contracts are purchased, only a small percentage of the notional value of the contract must be posted as margin.
No margin is generally required when entering into a swap or option contract. The Fund therefore commits only a small percentage of its net assets to purchasing the instruments that it uses to obtain its equity market exposure. With the remainder of its assets, the Fund will invest in an actively managed short duration fixed-income portfolio.

The Fund's fixed-income securities will consist primarily of U.S. Government securities, including mortgage-backed securities, but may also include corporate debt securities and mortgage-backed and other asset-backed securities of non-governmental issuers. The Fund may invest in securities rated at least BB by S&P, or a comparable rating agency, except that its investment in securities rated BB will be limited to 15% of net assets and its investments in mortgage-backed securities will be rated at least A. The Fund typically employs hedging techniques, using instruments such as interest rate futures, options, floors, caps and swaps, designed to reduce the interest-rate risk of its fixed-income securities. The Fund generally manages its fixed-income portfolio effective duration to a target of one year or less. The Fund may engage in loans of portfolio securities to enhance income and return. The Fund may leverage by using reverse repurchase agreements, dollar rolls and other borrowings, by investing collateral from loans of portfolio securities, through the use of when-issued, delayed-delivery or forward commitment transactions or by using other derivatives.

The U.S. Stock Market Plus Fund has received an exemptive order from the Securities and Exchange Commission which would permit it to invest in the Short Fund for purposes of pursuing its short duration fixed-income strategy.

The Fund's success in achieving its performance objective depends largely on whether the total return on the Fund's fixed-income portfolio equals or exceeds a short-term interest rate plus the Fund's total operating expenses. The operating expenses of the Fund include the transaction and financing costs of entering into the futures, options and swap contracts used for interest rate risk management and for S&P 500 Index replication. Other factors which will impact the success of the Fund's strategies relate to how well the returns of the equity index futures, swaps and options track the S&P 500 Index.

PRINCIPAL INVESTMENT RISKS

An investor could lose money by investing in any of these Funds.
The principal investment risks of investing in each of the Funds are:

BASIS RISK. Basis Risk is the risk that changes in the value of a hedge transaction will not completely offset changes in the value of the assets and liabilities being hedged.

CREDIT RISK. Credit Risk is the risk that an issuer of securities may be unable to pay principal and interest when due, or that the value of the security may suffer because investors believe the issuer is less able to pay. Securities rated BB face major ongoing uncertainties or exposure to adverse business, financial or economic conditions.

DERIVATIVES RISK. Derivatives Risk is the risk that investments in derivatives, which are financial contracts whose value depends on, or are derived from, the value of an underlying asset, interest rate or index, will involve costs, the risk of mispricing or improper valuation and may result in losses or have the effect of accelerating a Fund's recognition of gain.

INTEREST RATE RISK. Interest Rate Risk is the risk that market prices of a Fund's fixed-income investments may decline due to an increase in market interest rates.

LEVERAGING RISK. Leveraging Risk is the risk that the value of an investment in a Fund will be more volatile and all other risks will tend to be compounded when a Fund is borrowing money or otherwise leveraging its portfolio.

LIQUIDITY RISK. Liquidity Risk is the risk that a Fund may not be able to sell illiquid investments at the best prices at the time it planned on selling such illiquid investments.

MANAGEMENT RISK. Management Risk is the risk that poor security selection will cause a Fund to underperform other funds with similar objectives.

MARKET RISK. Market Risk is the risk that the market prices of securities held by a Fund may fall rapidly due to changing economic, political or market conditions, or due to the financial condition of the issuer.

PREPAYMENT RISK. Prepayment Risk is the risk that principal will be repaid at a different rate than anticipated.

The U.S. Stock Market Plus Fund should be invested in by individuals seeking the return of the stock market, specifically that of the S&P 500 Index. Although the U.S. Stock Market Plus Fund invests in certain types of bonds, it is not a typical "bond" fund and should not be invested in by someone seeking a fixed-income return. The movements in the S&P 500 Index can be very volatile from day-to-day and a person who invests in the U.S. Stock Market Plus Fund should be aware that significant losses can be sustained in one day, as well as over time. An investor in the U.S. Stock Market Plus Fund should also be aware that the Fund's use of derivative instruments such as futures, swaps and options to track the market index raises additional risks. The U.S. Stock Market Plus Fund's opportunity for gain or loss may be greater than if the Fund invested directly in the stocks represented by the market index because the notional value of the financial instruments utilized may not match exactly the Fund's net assets. For example, the total net notional amount of the U.S. Stock Market
Plus Fund's equity swap contracts, S&P 500 Index futures contracts, plus the market value of any common stocks owned may be more or less than its total net assets. (Under normal market conditions, the U.S. Stock Market Plus Fund expects that on any given day, such variations in its exposure to the index will be up to 5% more or less than its net assets.)

Please see PRINCIPAL RISK FACTORS for a discussion of these and other risks of investing in the Funds in this Prospectus.

PERFORMANCE SUMMARY

The following bar charts illustrate the risks of investing in each Fund by showing each Fund's year-by-year total returns and how the performance of each Fund has varied over the past ten years (or since the Fund's inception). Each chart assumes that all dividend and capital gain distributions have been reinvested. Past performance does not guarantee future results.


ANNUAL TOTAL RETURNS - SINCE INCEPTION MARCH 31, 1992
SHORT FUND

YEAR ENDED          TOTAL RETURN
Dec- 92*	      4.98%
Dec-93		4.31%
Dec-94		4.14%
Dec-95		6.14%
Dec-96		6.28%
Dec-97		6.32%
Dec-98		4.77%
Dec-99		4.10%
Dec-00		4.95%
Jun-01**		4.24%

*From inception through year and 1992
**YTD through June 30, 2001

BEST QUARTER:  2.4% (2ND QUARTER 1995)
WORST QUARTER: 0.1% (2ND QUARTER 1994)
(JANUARY 1, 2001 - JUNE 30, 2001:  4.24%)


ANNUAL TOTAL RETURNS - SINCE INCEPTION MARCH 31, 1992
INTERMEDIATE FUND

YEAR ENDED      TOTAL RETURN
Dec- 92*	      10.39%
Dec-93		11.09%
Dec-94		-1.66%
Dec-95		16.41%
Dec-96		5.05%
Dec-97		9.01%
Dec-98		6.56%
Dec-99		1.15%
Dec-00		9.61%
Jun-01**		3.54%

*From inception through year and 1992
**YTD through June 30, 2001

BEST QUARTER:  5.5% (2ND QUARTER 1995)
WORST QUARTER: -2.3%(2ND QUARTER 1994)
(JANUARY 1, 2001 - JUNE 30, 2001:  3.54%)


ANNUAL TOTAL RETURNS - SINCE INCEPTION JUNE 30, 1992
U.S STOCK MARKET PLUS FUND

YEAR ENDED        TOTAL RETURN
Dec- 92*	      10.56%
Dec-93		13.25%
Dec-94		 1.81%
Dec-95		36.78%
Dec-96		24.36%
Dec-97		32.29%
Dec-98		26.43%
Dec-99		20.70%
Dec-00		-11.75%
Jun-01**		-6.24%

*From inception through year and 1992
**YTD through June 30, 2001

BEST QUARTER:  21.1% (4TH QUARTER 1998)
WORST QUARTER:-10.8% (3RD QUARTER 1998)
(JANUARY 1, 2001 - JUNE 30, 2001:  -6.24%)

TOTAL RETURN is used by mutual funds to calculate the hypothetical change in value of an investment over a specified period of time, assuming reinvestment of all dividends and distributions.

The following table compares each Fund's performance to that of a broadly based securities market index. Again, the table assumes that dividends and capital gain distributions have been reinvested for both the Fund and the applicable index. A description of each Index is included in Appendix A. As always, the past performance of a Fund is not an indication of how the Fund will perform in the future.

                            AVERAGE ANNUAL TOTAL RETURNS
                                  (AS OF 12/31/00)

                               1 YEAR            5 YEARS         SINCE INCEPTION
                               ------            --------       -----------------
Short Fund                       4.95%             5.28%        5.36% (3/92)
ML 6 Mo. US T-Bill Index         6.51%             5.52%

Intermediate Fund (a)            9.61%             6.23%        7.61% (3/92)
Salomon SB Mortgage Index       11.29%             6.90%

U.S. Stock Market Plus Fund    -11.75%            17.25%       17.24% (6/92)
S&P 500 Index                   -9.10%            18.33%
------------------------------------------------------------------------------------

(a) The Fund changed its investment objective on 1/1/94. Prior to 1/1/94, the Fund's objective was to provide a return in excess of the five-year U.S. Treasury note.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of any of the Funds in this Prospectus.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum Sales Charge (Load) Imposed on Purchases
 (as a percentage of the offering price)....................None
Maximum Deferred Sales Charge (Load)........................None
Maximum Sales Charge (Load) Imposed on Reinvested
 Dividends and Other Distributions..........................None
Redemption Fee..............................................None
Exchange Fee................................................None
Maximum Account Fee.........................................None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM
FUND ASSETS)

                                                                     U.S. STOCK MARKET
                              SHORT FUND        INTERMEDIATE FUND        PLUS FUND
                              ----------        -----------------    -----------------
Management Fees (1)             0.70%             0.70%                0.70%
                                -----             -----                -----
Other Expenses:
  Interest Expense              1.14%             0.01%                0.04%
  Other Expenses                0.34%             0.36%                0.28%
                                -----             -----                -----
Total Other Expenses            1.48%             0.37%                0.32%
                                -----             -----                -----
Distribution 12b-1 Fee          0.00%             0.00%                0.00%
                                -----             -----                -----
Total Annual Fund Operating
  Expenses (1)                  2.18%             1.07%                1.02%

Fee Waiver and Reimbursement   -0.26%            -0.18%               -0.10%
                               ------            ------               ------
Net Annual Fund Operating
  Expenses                      1.92%             0.89%                0.92%
                                =====             =====                =====
---------------------------------------------------------------------------------------

(1)	The Managers Funds LLC ("Managers") has contractually agreed that for the two-year period ending July 31, 2002, Managers will waive its fee and/or bear expenses of each Fund to cause total operating expenses (excluding interest, taxes, organizational expenses and other capitalized expenses and extraordinary expenses) to not exceed the annual rates of 0.88% for the Intermediate Fund and the U.S.
Stock Market Plus Fund and 0.78% for the Short Fund (the "Expense
Agreement"). The Expense Agreement would not apply during any period that the total net assets of a Fund are below $50 million or if the shareholders of that Fund approve a fund management agreement or a merger of that Fund into another mutual fund. As of July 18, 2001, total assets of the Short, Intermediate and U.S. Stock Market
Plus Funds were approximately $24,430,000, $24,771,000 and
$97,716,000, respectively. Managers has also made a voluntary undertaking to limit the total operating expenses (excluding interest, taxes, organizational expenses and other capitalized expenses and extraordinary expenses) to 0.88% for the Intermediate Fund and U.S. Stock Market Plus Fund and 0.78% for the Short Fund for the year ending March 31, 2002.

EXAMPLE

This example will help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

WITH CONTRACTUAL
EXPENSE LIMITATION              1 YEAR       3 YEARS     5 YEARS    10 YEARS
------------------              ------       -------     -------    --------
Short Fund                      $195         $603         $1,037     $2,243
Intermediate Fund               $ 91         $284         $  493     $1,096
U.S. Stock Market Plus Fund     $ 94         $293         $  509     $1,131

ABSENT
EXPENSE LIMITATION              1 YEAR       3 YEARS     5 YEARS    10 YEARS
------------------              ------       -------     -------    --------
Short Fund                      $221         $682         $1,169     $2,513
Intermediate Fund               $109         $340         $  590     $1,306
U.S. Stock Market Plus Fund     $104         $325         $  563     $1,248

PRINCIPAL RISK FACTORS

The value of your investment in a Fund changes with the values of that Fund's holdings. Many factors can affect those values. The PRINCIPAL RISK FACTORS identified below represent the factors that are most likely to have a material effect on each Fund's portfolio as a whole. Each Fund may be subject to other risks in addition to the risks described here. The risks of a Fund may change over time because the types of investments made by a Fund can change over time. The following subsection on CHARACTERISTICS AND RISKS OF THE SECURITIES IN WHICH THE FUNDS MAY INVEST and the Statement of Additional Information include more important information about the Funds, their investment strategies and the related risks.

BASIS RISK. Basis Risk is the risk that changes in the value of a hedge transaction will not completely offset changes in the value of the assets and liabilities being hedged. Basis risk may occur in many ways. For example, a hedge transaction may rise in value by $100 in response to higher interest rates. At the same time, the security being hedged could decline in value by $102 in response to the same market factor - higher interest rates - and other factors unique to those assets including credit risks that might be reflected in the assets' value. The hedge would therefore not fully cover the loss in value of the security caused by higher rates since a $2 differential would exist between the gain in value on the hedge and the assets' loss in value. The $2 differential reflects basis risk. Basis risk can manifest itself in other ways; for example when a small change in interest rates occurs. In that context, both the hedge transaction and the hedged assets could decline in value, although by different amounts, following an interest rate change. This means that a Fund may not achieve, and may at times exceed, its targeted duration or the return of the market it tracks.

CREDIT RISK. An issuer of securities may be unable to pay principal and interest when due, or the value of the security may suffer because investors believe the issuer is less able to pay.
Lower rated securities, while usually offering higher yields, generally have more risk and volatility because of reduced creditworthiness and greater chance of default.

While certain U.S. Government securities such as U.S. Treasury obligations and GNMAs (discussed in the next section) are backed by the full faith and credit of the U.S. Government, other fixed-income securities in which the Funds may invest are subject to varying degrees of risk of default. These risk factors include the creditworthiness of the issuer and, in the case of mortgage-backed and asset-backed securities, the ability of the mortgagor or other borrower to meet its obligations.

DERIVATIVES RISK. The Funds may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, interest rate or index. Using derivatives, a Fund can increase or decrease its exposure to changing security prices and indices, interest rates or other factors that affect security value, or to employ temporary substitutes for anticipated future transactions. Techniques involving derivatives include buying or selling financial futures contracts, purchasing call or put options, or selling covered call options on such futures or entering into swap agreements. Any or all of these techniques may be used at one time. Use of any particular transaction is a function of market conditions. There is no overall limitation on the percentage of a Fund's assets which may be subject to a hedge position. However, due to their illiquidity, a Fund's total net obligation under all swap, cap and floor contracts is limited to 15% of net assets. (See LIQUIDITY RISK). The use of derivatives involves costs and may result in losses. For example, the losses from investing in futures transactions are potentially unlimited.

The use of options and futures strategies involves the risk of imperfect correlation between movements in the values of the securities underlying the futures and options purchased and sold by a Fund, of the option and futures contract itself, and of the securities which are the subject of a hedge. In addition to other risks such as the credit risk of the counterparty, market risk, liquidity risk, and basis risk, derivatives involve the risk of mispricing or improper valuation. In addition, the Funds' use of derivatives may also have the effect of accelerating a Fund's recognition of gain.

In accordance with regulations established by the Commodity Futures Trading Commission, each Funds' aggregate initial margin and premiums on all futures and options contract positions not held for bona fide hedging purposes, will not exceed 5% of a Fund's net assets, after taking into account unrealized profits and losses on such contracts. In addition to margin deposits, when the Fund purchases a futures contract, it is required to maintain at all times liquid securities in a segregated account with its custodian, in an amount which, together with the initial margin deposit on the futures contract, is equal to the current delivery or cash settlement value of the futures contract. The Funds' ability to engage in options and futures transactions and to sell related securities might also be limited by tax considerations and by certain regulatory requirements. See TAXES in the Statement of Additional Information.

INTEREST RATE AND MATURITY RISK. The market prices of a Fund's fixed-income investments may decline due to an increase in market interest rates. Generally, the longer the maturity or duration of a fixed-income security, the more sensitive it is to changes in interest rates. The Short Fund seeks to match the duration of a portfolio that invests exclusively in six-month U.S. Treasury securities on a constant maturity basis, and the Intermediate Fund seeks to match the duration of a portfolio that invests in mortgage-backed securities as weighted in the major market indices (typically ranging from three to five years). The U.S. Stock Market Plus Fund seeks a duration of one year or less.

Duration is a measure of the price sensitivity of a portfolio to changes in interest rates. The maturity of a security, another commonly used measure of price sensitivity, measures only the time until final payment is due, whereas duration takes into account the pattern of all payments of interest and principal on a security over time, including how these payments are affected by prepayments and by changes in interest rates. Each year of duration represents an approximate 1% change in price for a 1% change in interest rates. For example, if a bond fund has an average duration of three years, its price will fall approximately 3% when interest rates rise by one percentage point. Conversely, the bond fund's price will rise approximately 3% when interest rates fall by one percentage point.

LEVERAGING RISK. When a Fund is borrowing money or otherwise leveraging its portfolio, the value of an investment in that Fund will be more volatile and all other risks will tend to be compounded. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund's portfolio holdings. The use of leverage may also cause a Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to sell. A Fund may not be able to sell these illiquid investments at the best prices at the time it planned on selling such illiquid investments. Investments in derivatives, and securities having substantial market and/or credit risk tend to involve greater liquidity risk. A Fund may invest up to 15% of its net assets in illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business. The SEC staff takes the position that this includes non-terminable repurchase agreements having maturities of more than seven days.

The determination of whether certain IO/PO Strips issued by the U.S. Government and backed by fixed-rate mortgages or any other securities in which a Fund desires to invest are liquid shall be made by Managers under guidelines established by the Board of

Trustees in accordance with applicable pronouncements of the SEC. At present, all other IO/PO Strips, other residual interests of CMOs and OTC options are treated as illiquid securities. The SEC staff also currently takes the position that swaps, caps and floors are illiquid.

MANAGEMENT RISK. Each Fund is subject to management risk because it is an actively managed investment portfolio.
Management Risk is the chance that poor security selection will cause the Fund to underperform other funds with similar objectives. The sub-adviser will apply its investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired result.

MARKET RISK. The market price of securities held by a Fund may fall, sometimes rapidly or unpredictably, due to changing economic, political or market conditions, or due to the financial condition of the issuer. The value of a security may decline due to general market conditions which are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally.

PREPAYMENT RISK. Prepayment Risk is the risk that principal will be repaid at a different rate than anticipated, causing the return on a security purchased to be less than expected. Mortgage-backed securities, which represent an interest in a pool of mortgages, present this risk, as do many asset-backed securities. In general, when market interest rates decline, many mortgages are refinanced, and mortgage-backed securities are paid off earlier than expected, forcing a Fund to reinvest the proceeds at current yields, which are lower than those paid by the security that was paid off. When market interest rates increase, the market values of mortgage-backed securities decline. At the same time, however, mortgage refinancing slows, which lengthens the effective maturities on these securities. As a result, the negative effect of the rate increase on the market value of mortgage securities is usually more pronounced than it is for other types of fixed-income securities.
Asset-backed securities can present similar risks.

FOREIGN INVESTMENT RISK. The U.S. Stock Market Plus Fund may invest in Yankee bonds which are bonds issued by a foreign company in dollars rather than in the currency of the country where the company is based. There are risks associated with Yankee bonds that do not exist with bonds issued by U.S. companies. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to U.S. companies. The securities markets of many foreign countries are also relatively small, with a limited number of companies representing a small number of industries. Other risks relate to the difficulty in obtaining a judgment from a foreign court, political instability and potential restrictions on the flow of international capital.

              ADDITIONAL CHARACTERISTICS/RISKS

CHARACTERISTICS AND RISKS OF THE SECURITIES IN WHICH THE FUNDS
MAY INVEST

Subject to the percentage limitations on investment to which each Fund is subject based on their investment objective, and unless stated otherwise, each of the Funds may invest in the following types of securities. The following types of securities are principal investments of each Fund. The Statement of Additional Information also includes information on these and other securities and financial instruments in which the Funds may invest.

U.S. GOVERNMENT SECURITIES. The U.S. Government securities in which the Funds may invest include U.S. Treasury bills, notes, bonds, discount notes and other debt securities issued by the U.S. Treasury, and obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities including, but not limited to, the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC"). (Other U.S. Government agencies or instrumentalities include Federal Home Loan Banks, Bank for Cooperatives, Farm Credit Banks, Tennessee Valley Authority, Federal Financing Bank, Small Business Administration, and Federal Agricultural Mortgage Corporation.) Mortgage-backed securities are explained more fully below.

MORTGAGE-BACKED AND OTHER ASSET-BACKED SECURITIES. Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are collateralized by and payable from, mortgage loans secured by real property. The term "mortgage-backed securities," as used herein, includes adjustable-rate mortgage securities, fixed-rate mortgage securities, and derivative mortgage products such as collateralized mortgage obligations, including residuals, stripped mortgage-backed securities and other instruments. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include, but are not limited to, pools of automobile loans, educational loans and credit card receivables. These securities are described in detail below and in the Statement of Additional Information.

There are currently three basic types of mortgage-backed securities: (i) those issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, such as GNMA, FNMA and FHLMC; (ii) those issued by private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; and (iii) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or mortgage-backed securities without a Government guarantee but usually having some form of private credit enhancement. Not all securities issued by the U.S. Government or its agencies are backed by the full faith and credit of the United States; some may be backed only by the assets of the particular instrumentality or the ability of the agency to borrow.

The Short Fund and the Intermediate Fund may only invest in mortgage-backed securities issued by private originators of, or investors in, mortgage loans issued by private entities that are rated AAA by S&P or Aaa by Moody's. The Short Fund and the Intermediate Fund will not pay any additional fees for credit support and will not invest in private mortgage pass-through securities unless they are rated AAA by S&P or Aaa by Moody's.

The Short Fund and the Intermediate Fund will not purchase privately-issued mortgage-backed securities or Collateralized Mortgage Backed Obligations ("CMOs") collateralized by interests in whole mortgage loans (not guaranteed by GNMA, FNMA or FHLMC) if the securities of any one issuer would exceed 10% of any Fund's assets at the time of purchase. The Funds will not purchase privately-issued mortgage-backed securities or CMOs collateralized by U.S. Government agency mortgage-backed securities if the securities of any one issuer would exceed 20% of any Fund's assets at the time or purchase.

The U.S. Stock Market Plus Fund's investments in mortgage-backed and other asset-backed securities will be rated at least A by Moody's or S&P. Mortgage-backed and asset-backed securities have yield and maturity characteristics corresponding to their underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity when the entire principal amount comes due, payments on certain mortgage-backed and asset-backed securities include both interest and a partial payment of principal. This partial payment of principal may be comprised of a scheduled principal payment as well as an unscheduled payment from the voluntary prepayment, refinancing, or foreclosure of the underlying loans. As a result of these unscheduled payments of principal, or prepayments on the underlying securities, the price and yield of mortgage-backed securities can be adversely affected. For example, during periods of declining interest rates, prepayments can be expected to accelerate, and the Funds would be required to reinvest the proceeds at the lower interest rates then available.

Prepayments of mortgages which underlie securities purchased at a premium could result in capital losses because the premium may not have been fully amortized at the time the obligation is prepaid.

In addition, like other interest-bearing securities, the values of mortgage-backed securities generally fall when interest rates rise, but when interest rates fall, their potential for capital appreciation is limited due to the existence of the prepayment feature. In order to hedge against possible prepayment, the Funds may purchase certain options and options on futures contracts as described more fully in PRINCIPAL RISK FACTORS and the Statement of Additional Information.

ADJUSTABLE RATE SECURITIES. Adjustable rate securities have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Some adjustable rate securities are backed by pools of mortgage loans. The Short Fund and the Intermediate Fund will only invest in adjustable rate securities backed by pools of mortgage loans ("ARMs"). The fixed-income portfolio of the U.S. Stock Market Plus Fund may also invest in adjustable-rate securities backed by assets other than mortgage pools.

Although the rate adjustment feature may act as a buffer to reduce large changes in the value of adjustable-rate securities, these securities are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rate is reset only periodically, changes in the interest rate on adjustable-rate securities may lag changes in prevailing market interest rates. Also, some adjustable rate securities (or the underlying mortgages or other underlying loans or receivables) are subject to caps or floors that limit the maximum change in interest rate during a specified period or over the life of the security. Because of the resetting of interest rates, adjustable rate securities are less likely than non-adjustable rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall. Adjustable rate securities are also subject to the prepayment risks associated generally with mortgage-backed securities.

CORPORATE DEBT SECURITIES. The U.S. Stock Market Plus Fund may invest in corporate debt securities which are subject to the risk of an issuer's inability to meet principal and interest payments on the obligation (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit-worthiness of the issuer and general market liquidity. Debt securities issued by smaller and medium-sized issuers may be less actively traded than those of larger issuers and may experience greater fluctuations in price. Smaller and medium-sized issuers may be less seasoned, have more limited product lines, markets, financial resources and management depth, and therefore may be more susceptible to adverse market conditions than larger issuers.

RESTRICTED SECURITIES. Restricted securities represent securities that can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended, or in a registered public offering. Restricted securities deemed to be liquid under procedures established by the Funds' Board of Trustees are not subject to the limitation on illiquid securities.

SECURITIES LENDING, REPURCHASE AGREEMENTS AND FORWARD COMMITMENTS. The Funds may lend portfolio securities to broker-dealers and may enter into repurchase agreements. These transactions must be fully collateralized at all times but involve some risk to the Funds if the other party should default on its obligations and a Fund is delayed in or prevented from recovering the collateral. None of the Funds will lend portfolio securities if, as a result, the aggregate of such loans exceeds 33 1/3% of total asset value (including such loans). The Funds will only enter into repurchase agreements with or lend securities to (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers, provided such banks or dealers meet the creditworthiness standards established by the Board of Trustees ("Qualified Institutions"). Managers will monitor the continued creditworthiness of Qualified
Institutions, subject to the oversight of the Board of Trustees.

The Funds may also purchase securities for future delivery, which may increase overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. At the time a Fund enters into a transaction on a when-issued or forward commitment basis, a segregated account consisting of liquid securities equal to at least 100% of the value of the when-issued or forward commitment securities will be established and maintained with the Funds' custodian. Subject to this requirement, the Funds may purchase securities on such basis without limit. Settlements in the ordinary course, which may be substantially more than three business days for mortgage-backed securities, are not treated as when-issued or forward commitment transactions, and are not subject to the foregoing limitations, although some of the risks described above may exist.

REVERSE REPURCHASE AGREEMENTS, DOLLAR ROLL AGREEMENTS AND
BORROWING. The Funds may enter into reverse repurchase agreements or dollar roll agreements with commercial banks and registered broker-dealers in amounts up to 33 1/3% of their assets. The
Short Fund and the Intermediate Fund may only enter into these transactions with commercial banks and registered broker-dealers which are also Qualified Institutions. The Statement of Additional Information contains a more detailed explanation of these practices. Reverse repurchase agreements and dollar rolls are considered borrowings by a Fund and require segregation of assets with a Fund's custodian in an amount equal to the Fund's obligations pending completion of such transactions. Each Fund may also borrow money from banks in an amount up to 33 1/3% of a Fund's total assets (including such loans) to realize investment opportunities, for extraordinary or emergency purposes, or for the clearance of transactions. Borrowing from banks usually involves certain transaction and ongoing costs and may require a Fund to maintain minimum bank account balances. Use of these borrowing techniques to purchase securities is a speculative practice known as "leverage." Depending on whether the performance of the investments purchased with borrowed funds is sufficient to meet the costs of borrowing, a Fund's net asset value per share will increase or decrease, as the case may be, more rapidly than if the Fund did not employ leverage.

SHORT SALES. The Funds may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. All of the Funds expect to engage in short sales as a form of hedging in order to shorten the overall duration of the portfolio and maintain portfolio flexibility. While a short sale may act as an effective hedge to reduce the market or interest rate risk of a portfolio, it may also result in losses which can reduce the portfolio's total return. When a Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon completion of the transaction. A Fund may have to pay a fee to borrow particular securities, and is often obligated to relinquish any payments received on such borrowed securities.

Until a Fund replaces a borrowed security, it will maintain daily a segregated account with its custodian into which it will deposit liquid securities such that the amount deposited in the account plus any amount deposited with the broker as collateral will at least equal the current value of the security sold short.
Depending on arrangements made with the broker, a Fund may not receive any payments (including interest) on collateral deposited with the broker. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Although a Fund's gain is limited to the amount at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security less the price at which the security was sold.

A Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold exceeds 25% of the value of the Fund's total net assets. A Fund may also effect short sales where the Fund owns, or has the right to acquire at no additional cost, the identical security (a technique known as a short sale "against the box"). Such transactions might accelerate the recognition of gain. See TAXES in the Statement of Additional Information.

PORTFOLIO TURNOVER

Because of their relatively frequent trading, the Funds will frequently realize taxable capital gains which must be distributed yearly to shareholders. To the extent these gains are short-term capital gains, such gains are generally taxed at ordinary income tax rates. If a shareholder holds an investment in a Fund in something other than a tax-deferred account (e.g. a retirement account), the payment of any taxes will impact a shareholder's net return from holding an investment in a Fund. Portfolio turnover also generally involves some expense to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. High portfolio turnover could adversely impact a Fund's performance. However, the mortgage securities in which the Funds may invest are generally traded on a "net" basis with dealers acting as principals for their own account without a stated commission. The Funds will pay commissions in connection with options and future transactions and, for the U.S. Stock Market Plus Fund, in relation to any purchase of common stocks or other equity securities.

MANAGERS TRUST I AND MANAGERS TRUST II

Managers Trust I and Managers Trust II are part of The
Managers Funds family, a no-load mutual fund family comprised of different Funds, each having distinct investment management objectives, strategies, risks and policies.

The Managers Funds LLC, a subsidiary of Affiliated Managers
Group, Inc., located at Two International Place, Boston, MA
02110, serves as the investment manager to the Funds and is responsible for the Funds' overall administration. It selects and recommends, subject to the approval of the Board of Trustees, one or more asset managers to manage each Fund's investment portfolio. It also allocates assets to the asset managers based on certain evolving targets, monitors the performance, security holdings and investment strategies of these external asset managers and, when appropriate, researches any potential new asset managers for the Fund family.

Managers Distributors, Inc. ("MDI"), a wholly-owned subsidiary of Managers, serves as distributor of the Funds. MDI receives no compensation from the Funds for its services as distributor.

Smith Breeden Associates, Inc. ("Smith Breeden"), a registered investment adviser, acts as sub-adviser to Managers Short Duration Government Fund, Managers Intermediate Duration
Fund, and Managers U.S. Stock Market Plus Fund. Formerly, Smith Breeden was investment adviser to the Funds and has served as either investment adviser or sub-adviser to the Funds since their inception in 1992. Smith Breeden is located at 100 Europa
Drive, Suite 200, Chapel Hill, NC, 27517. Smith Breeden is a money management and consulting firm involved in (1) money management for separate accounts such as pensions and endowments,
(2) financial institution consulting and investment advice, and
(3) equity investments. The firm specializes in high credit quality fixed-income investments, interest rate risk management, and the application of option pricing to banking and investments.

As of June 30, 2001, Smith Breeden advised, or managed on a discretionary basis, assets totaling over $20 billion.

John B. Sprow serves as portfolio manager to the U.S. Stock Market
Plus Fund and is responsible for its day-to-day operations. Daniel
C. Dektar serves as the portfolio manager responsible for the day-to-day operations of the Short Fund and Timothy D. Rowe serves as portfolio manager responsible for the day-to-day operations of the Intermediate Fund. All three individuals are Senior Vice-Presidents of Smith Breeden.

Each of the Funds is obligated by its fund management contract to pay an annual management fee to Managers of 0.70% of average daily net assets of each Fund. Managers, in turn, pays a portion of this fee to Smith Breeden.

                     ABOUT YOUR INVESTMENT

FINANCIAL HIGHLIGHTS

The following Financial Highlights tables are intended to help you understand each Fund's financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

Caption>
MANAGERS SHORT DURATION GOVERNMENT FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE FISCAL YEARS ENDED
MARCH 31,
-----------------------------------------------------------------------------

The following selected per share data and ratios cover the fiscal periods from April 1, 1996 through March 31, 2001, and are part of the Fund's financial statements, which have been audited by Deloitte & Tousche LLP, for the fiscal periods April 1, 1996 though March 31, 2000 and by PricewaterhouseCoopers LLP, for the fiscal period April 1, 2000 through March 31, 2001. This data should be read in conjunction with the Fund's most recent annual audited financial statements and the report of PricewaterhouseCoopers LLP thereon, which are incorporated by reference in the Statement of Additional Information for The Managers Trust II.

                                2001        2000     1999      1998    1997
                                -----       -----    -----     ----    ----
NET ASSET VALUE,
  BEGINNING OF YEAR             $9.64        $9.94   $9.92      $9.83    $9.74
                                -----        -----   -----      -----    -----
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income          0.74         0.54    0.45       0.48     0.48
  Net realized and unrealized
    gain (loss) on investments  (0.06)       (0.27)   0.02       0.12     0.14
                                 -----       -----    ----       ----     ----
    Total from investment
     operations                  0.68        0.27    0.47       0.60     0.62
                                 -----       -----    ----       ----     ----
LESS DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment income         (0.61)       (0.57)  (0.45)     (0.51)   (0.48)
  In excess of net investment
    income                         ---         ---     ---        ---       ---
                                 -----       -----    -----      -----    -----
    Total distributions to
     shareholders               (0.61)      (0.57)  (0.45)     (0.51)   (0.53)
                                -----        -----   -----      -----    -----

NET ASSET VALUE,
  END OF YEAR                   $9.71        $9.64   $9.94      $9.92    $9.83
                                =====        =====   =====      =====    =====
---------------------------------------------------------------------------------
Total Return (a)                 7.35%        2.75%   4.83%      6.24%    6.57%
---------------------------------------------------------------------------------
Ratio of net operating expenses
  to average net assets (b)      0.78%        0.78%   0.78%      0.78%    0.78%
Ratio of total expenses
  to average net assets          2.18% (c)    1.07%   1.00%      1.00%    0.93%
Ratio of net investment income
  to average net assets (a)      6.24%        6.01%   4.78%      5.28%    5.04%
Portfolio Turnover               866%         268%    298%       626%     556%
Net assets at end of year
  (000's omitted)              $26,263     $35,540  $60,807    $78,428  $118,989
================================================================================

(a) Total returns and net investment income would have been lower had certain expenses not been reduced.
(b) After expense offsets.
(c) Includes interest expense on reverse repurchase agreements of 1.14% of average net assets.

Caption>
MANAGERS INTERMEDIATE DURATION GOVERNMENT FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE FISCAL YEARS ENDED
MARCH 31,
-----------------------------------------------------------------------------

The following selected per share data and ratios cover the fiscal periods from April 1, 1996 through March 31, 2001, and are part of the Fund's financial statements, which have been audited by Deloitte & Tousche LLP, for the fiscal periods April 1, 1996 though March 31, 2000 and by PricewaterhouseCoopers LLP, for the fiscal period April 1, 2000 through March 31, 2001. This data should be read in conjunction with the Fund's most recent annual audited financial statements and the report of PricewaterhouseCoopers LLP thereon, which are incorporated by reference in the Statement of Additional Information for The Managers Trust II.

                                2001        2000     1999      1998    1997
                                -----       -----    -----     ----    ----
NET ASSET VALUE,
  BEGINNING OF YEAR             $9.37        $9.91   $10.00     $9.73    $10.01
                                -----       ------   -----      -----    -----
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income          0.61         0.53    0.53       0.59     0.60
  Net realized and unrealized
    gain (loss) on investments   0.49        (0.50)   0.03       0.42    (0.02)
                                 -----       -----    ----       ----     ----
    Total from investment
     operations                  1.10        0.03    0.56       1.01     0.58
                                 -----       -----    ----       ----     ----
LESS DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment income         (0.53)       (0.53)  (0.52)     (0.56)   (0.61)
  In excess of net investment
    income                         ---       (0.02)     ---        ---       ---
  Net realized gain on
    investments                    ---       (0.02)   (0.13)     (0.18)  (0.25)
                                ------       -----    -------     ----    -----
    Total distributions to
     shareholders               (0.53)      (0.57)  (0.65)     (0.74)   (0.86)
                                 -----       -----    ----       ----     ----

NET ASSET VALUE,
  END OF YEAR                   $9.94        $9.37   $9.91      $10.00   $9.73
                                =====        =====   =====      =====    =====
---------------------------------------------------------------------------------
Total Return (a)                12.17%        0.40%   5.73%     10.65%    5.92%
---------------------------------------------------------------------------------
Ratio of net operating expenses
  to average net assets (b)      0.88%        0.88%   0.88%      0.88%    0.88%
Ratio of total expenses
  to average net assets          1.07% (c)    1.06%   1.06%      1.13%    1.16%
Ratio of net investment income
  to average net assets (a)      5.85%        5.72%   5.25%      5.61%    6.19%
Portfolio Turnover               690%         455%    423%       583%     409%
Net assets at end of year
  (000's omitted)              $24,077     $31,139  $55,126    $38,642  $37,736
================================================================================

(a) Total returns and net investment income would have been lower had certain expenses not been reduced.
(b) After expense offsets.
(c) Includes interest expense on reverse repurchase agreements of 0.01% of average net assets.

Caption>
MANAGERS U.S. STOCK MARKET PLUS FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE FISCAL YEARS ENDED
MARCH 31,
-----------------------------------------------------------------------------

The following selected per share data and ratios cover the fiscal periods from April 1, 1996 through March 31, 2001, and are part of the Fund's financial statements, which have been audited by Deloitte & Tousche LLP, for the fiscal periods April 1, 1996 though March 31, 2000 and by PricewaterhouseCoopers LLP, for the fiscal period April 1, 2000 through March 31, 2001. This data should be read in conjunction with the Fund's most recent annual audited financial statements and the report of PricewaterhouseCoopers LLP thereon, which are incorporated by reference in the Statement of Additional Information for The Managers Trust I.

                                2001        2000     1999      1998    1997
                                -----       -----    -----     ----    ----
NET ASSET VALUE,
  BEGINNING OF YEAR             $16.02       $16.78  $16.86     $12.56   $12.27
                                ------       ------  ------     ------   ------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income (loss)    1.00         0.88    0.69       0.59     0.59
  Net realized and unrealized
    gain (loss) on investments   (4.34)        1.38    1.76       4.94     1.82
                                  -----       -----    ----       ----     ----
    Total from investment
     operations                  (3.34)        2.26    2.45       5.53     2.41
                                  -----       -----    ----       ----     ----
LESS DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment income          (0.30)       (0.98)   (0.62)     (0.59)   (0.59)
  Net realized gain on
    investments                  (1.05)       (2.04)   (1.91)     (0.64)   (1.53)
                                  -----       -----    -----      -----    -----
    Total distributions to
     shareholders                (1.35)       (3.02)   (2.53)     (1.23)   (2.12)
                                  -----        -----    -----      -----    -----

NET ASSET VALUE,
  END OF YEAR                   $11.33        $16.02  $16.78     $16.86   $12.56
                                ======        ======  ======     ======   ======
---------------------------------------------------------------------------------
Total Return (a)               (22.47)%      14.91%   17.17%    45.71%   21.41%
---------------------------------------------------------------------------------
Ratio of net operating expenses
  to average net assets (b)      0.88%        0.88%   0.88%      0.88%    0.88%
Ratio of total expenses
  to average net assets          1.02% (c)    1.01%   1.04%      1.23%    2.60%
Ratio of net investment income
  to average net assets (a)      6.17%        5.47%   4.62%      4.79%    5.30%
Portfolio Turnover               624%         442%    527%       424%     182%
Net assets at end of year
  (000's omitted)              $95,794     $191,375 $185,584   $136,667 $13,507
================================================================================

(a) Total returns and net investment income would have been lower had certain expenses not been reduced.
(b) After expense offsets.
(c) Includes interest expense on reverse repurchase agreements of 0.04% of average net assets.

                                  27

YOUR ACCOUNT

As an investor, you pay no sales charges to invest in the Funds and you pay no charges to transfer within the Fund family or even to redeem out of the Funds. The price at which you purchase and redeem your shares is equal to the net asset value (NAV) per share next calculated after the Fund receives your order. Each Fund's NAV is calculated at the close of regular business of the New York Stock Exchange (NYSE), usually 4:00 p.m. New York Time. The NAV is equal to the Fund's net worth (assets minus liabilities) divided by the number of shares outstanding.

The Funds' investments are valued based on market values. If market quotations are not readily available for any security, the value of the security will be based on an evaluation of its fair value, pursuant to procedures established by the Board of Trustees.

MINIMUM INVESTMENTS IN THE FUNDS

Cash investments in the Funds must be in U.S. dollars. Third-party checks which are under $10,000 and are payable to an existing shareholder who is a natural person (as opposed to a corporation or partnership) and endorsed over to the Fund or the Custodian Bank will be accepted.

The following table provides the minimum initial and additional investments in the Funds:

                    INITIAL INVESTMENT         ADDITIONAL INVESTMENT
                    ------------------         ----------------------
Regular Accounts        $2,000                      $100
Traditional IRA            500                       100
Roth IRA                   500                       100
Education IRA              500                       100
SEP IRA                    500                       100
SIMPLE IRA                 500                       100

A Funds or the underwriter may, in their discretion, waive the minimum initial and additional investment amounts at any time.

A TRADITIONAL IRA is an individual retirement account.
Contributions may be deductible at certain income levels and earnings are tax-deferred while your withdrawals and distributions are taxable in the year that they are made.

A ROTH IRA is an IRA with non-deductible contributions and tax-free growth of assets and distributions. The account must be held for five years and certain other conditions must be met in order to qualify.

An EDUCATION IRA is an IRA with non-deductible contributions and tax-free growth of assets and distributions. The account must be used to pay qualified educational expenses.

A SEP IRA is an IRA that allows employers or the self-employed to make contributions to an employee's account.

A SIMPLE IRA is an employer plan and a series of IRAs that allows contributions by or for employees.

You should consult your tax professional for more information on IRA accounts.


If you invest through a third-party such as a bank, broker-dealer or other fund distribution organization rather than directly with the Funds, the policies, fees and minimum investment amounts may be different than those described in this Prospectus. The Funds may also participate in programs with many national brokerage firms which limit the transaction fees for the shareholder, and may pay fees to these firms for participation in these programs.

HOW TO PURCHASE SHARES
----------------------------------------------------------------
BY MAIL
----------------------------------------------------------------
* To open your account, complete and sign the account application and make your check payable to The Managers
Funds.  Mail the check and account application to:

	The Managers Funds
	c/o BFDS, Inc.
	P.O. Box 8517
      Boston, MA 02266-8517

* To purchase additional shares, write a letter of instruction (or complete your investment stub). Send a check and investment stub or written instructions to the above address. Please include your account number and Fund name on your check.

BY TELEPHONE
-----------------------------------------------------------------

* After establishing this option on your account, call the Fund at (800) 252-0682. The minimum additional investment is $100.

BY WIRE
------------------------------------------------------------------

* Call the Fund at (800) 252-0682. Instruct your bank to wire the money to State Street Bank and Trust Company, Boston, MA 02101; ABA #011000028; BFN-The Managers Funds A/C 9905-001-5,
FBO shareholder name, account number and Fund name. Please be aware that your bank may charge you a fee for this service.

BY INTERNET
-------------------------------------------------------------------

* If your account has already been established, see our website at http://www.managersfunds.com. The minimum additional investment is $100.

Note: If you redeem shares following a purchase by check, the Fund may hold the proceeds of your redemption for up to 15 calendar days to ensure that the check has cleared.

HOW TO SELL SHARES

You may sell your shares at any time. Your shares will be sold at the NAV next calculated after the Funds' Transfer Agent receives your order. The Fund's NAV is calculated at the close of business of the NYSE, usually 4:00 p.m. New York
Time.

BY MAIL
-------------------------------------------------------------

* Write a letter of instruction containing:
-	the name of the Fund(s)
-	dollar amount or number of shares to be redeemed
-	your name
-	your account number(s)
-	signature(s) of all account owners

and mail the written instructions to The Managers Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8517,
Boston, MA 02266-8517.

BY TELEPHONE
-------------------------------------------------------------

* After establishing this option on your account, call the Fund at (800) 252-0682.

* Telephone redemptions are available only for redemptions which are below $25,000.

BY INTERNET
--------------------------------------------------------------

* See our website at http://www.managersfunds.com.

Note: If you redeem shares following a purchase by check, the Fund may hold the proceeds of your redemption for up to 15 calendar days to ensure that the check has cleared.

Redemptions of $25,000 and over require a SIGNATURE GUARANTEE. A signature guarantee helps to protect against fraud. You can obtain one from most banks and/or securities dealers. A notary public CANNOT provide a signature guarantee. Each account holder's signature must be guaranteed.

INVESTOR SERVICES

AUTOMATIC REINVESTMENT PLAN Allows your dividends and capital gain distributions to be reinvested in additional shares of the Funds or another Fund in the Fund family. You can elect to receive cash.

AUTOMATIC INVESTMENTS Allows you to make automatic deductions from a designated bank account into a Managers Funds account. The minimum investment is $100.

AUTOMATIC WITHDRAWALS Allows you to make automatic monthly withdrawals of $100 or more per Fund. Withdrawals are normally completed on the 25th day of each month. If the 25th day of any month is a weekend or a holiday, the withdrawal will be completed on the next business day.

INDIVIDUAL RETIREMENT ACCOUNTS Available to you at no additional cost. Call us at (800) 835-3879 for more information and an IRA kit.

EXCHANGE PRIVILEGE Allows you to exchange your shares of the Funds for shares of another of our Funds in any of our Fund families. There is no fee associated with this privilege. Be sure to read the Prospectus for any Fund that you are exchanging into. You can request your exchange in writing, by telephone (if elected on the application), by internet or through your investment advisor, bank or investment professional.

OPERATING POLICIES

A Fund will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor.
You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to sell and exchange by telephone or internet, call the Fund for instructions.

The Funds reserve the right to:

* redeem an account if the value of the account falls below $500 due to redemptions;

* suspend redemptions or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings or when trading is restricted by the Securities and Exchange Commission;

* change the minimum investment amounts;

* delay sending out redemption proceeds for up to seven days (this usually applies to very large redemptions without notice, excessive trading or unusual market conditions);

* make a redemption in-kind (a payment in portfolio securities instead of in cash);

* refuse a purchase order for any reason;

* refuse an exchange request if determined that such request could adversely affect the Fund, including if such person or group has engaged in excessive trading (to be determined in management's discretion);

* after prior warning and notification, close an account or a related account due to excessive trading; and

* terminate or change the Exchange Privilege or impose fees in connection with exchanges or redemptions.

ACCOUNT STATEMENTS

You will receive quarterly and yearly statements detailing your account activity. All investors (other than IRA accounts) will also receive a Form 1099-DIV in January, detailing the tax characteristics of any dividends and distributions that you have received in your account.
You will also receive a confirmation after each trade executed in your account.

DIVIDENDS AND DISTRIBUTIONS

Income dividends and capital gain distributions, if any, for the Short Fund and the Intermediate Fund are normally declared and paid monthly. Income dividends and capital gain distributions, if any, for the U.S. Stock Market Plus Fund are normally declared and paid quarterly.

We will automatically reinvest your distributions of dividends and capital gains unless you tell us otherwise. You may change your election by writing to us at least 10 days prior to the scheduled payment date.

TAX INFORMATION

Please be aware that the following tax information is general and refers only to the provisions of the Internal Revenue Code of 1986, as amended, which are in effect as of the date of this Prospectus. You should consult a tax consultant about the status of your distributions from the Funds.

All dividends and short-term capital gain distributions are generally taxable to you as ordinary income, whether you receive the distribution in cash or reinvest it for additional shares. An exchange of a Fund's shares for shares of another Fund will be treated as a sale of the first Fund's shares and any gain on the transaction may be subject to federal income tax.

The use of certain synthetic instruments (including certain futures and option contracts) by the U.S. Stock Market Plus Fund as a means of achieving equity exposure in the U.S. Stock Market Plus Fund's market will require the U.S. Stock Market Plus Fund to mark such instruments to market, a practice which will accelerate the U.S. Stock Market Plus Fund's recognition of gain or loss. With respect to such instruments, 60% of any gain or loss recognized will be treated as long-term capital gain or loss and 40% will be treated as short-term capital gain or loss.

Keep in mind that distributions may be taxable to you at different rates depending on the length of time the Fund held the applicable investment and not on the length of time that you held your Fund shares. When you do sell your Fund shares, a capital gain may be realized, except for certain tax-deferred accounts, such as IRA accounts.

Federal law requires a Fund to withhold taxes on distributions paid to shareholders who:

* fail to provide a social security number or taxpayer identification number;

* fail to certify that their social security number or taxpayer identification number is correct; or

* fail to certify that they are exempt from withholding.

DESCRIPTION OF THE INDEXES

S&P 500 INDEX

The S&P 500 Index consists of 500 stocks chosen by Standard & Poor's for market size (generally the largest market value within their industry), liquidity (trading volume is analyzed to ensure ample liquidity and efficient share pricing), and industry group representation (representing important industry segments within the U.S. economy.). It is a market value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value.

MERRILL LYNCH 6-MONTH TREASURY BILL INDEX

The Merrill Lynch 6-month US Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end re-balancing is the outstanding Treasury Bill that matures closest to, but not beyond 6 months from the re-balancing date. To qualify for selection, an issue must have settled on or before the re-balancing (month-end) date. While the index will often hold the Treasury Bill issued at the most recent or prior 6-month auction, it is also possible for a seasoned 1-Year Bill to be selected.

SALOMON SMITH BARNEY MORTGAGE INDEX

The Salomon US Broad Investment-Grade (USBIG) Bond Index is designed to track the performance of bonds issued in the US investment-grade bond market. The USBIG Index includes institutionally traded US Treasury, government-sponsored (US agency and supranational), mortgage, asset-backed, and investment-grade securities and provides a reliable and fair benchmark for an investment-grade portfolio manager. The
Salomon Smith Barney Mortgage Index, a component of the
USBIG Index, comprises 30- and 15-year GNMA, FNMA, and FHLMC securities and FNMA and FHLMC balloon mortgages. The principal payment component of the total-rate-of-return computation for the Mortgage Index includes both scheduled principal amortization and unscheduled principal prepayment. The Mortgage Index accounts for all mortgage payments (principal plus interest) at the end of each month to reflect the monthly cash flow characteristics inherent in the instruments.

[THE MANAGERS FUNDS LOGO]

FOR MORE INFORMATION

Additional information for the Funds, including the Statement of Additional Information and the Semi-Annual and Annual Reports, are available to you without charge and may be requested as follows:

BY TELEPHONE:	Call 1-800-835-3879

BY MAIL:		The Managers Funds
			40 Richards Avenue
			Norwalk, CT 06854

ON THE INTERNET:	Electronic copies are available on our
                  website at http://www.managersfunds.com

Current Fund documents are on file with the Securities and Exchange Commission and are incorporated by reference (legally part of this Prospectus). Text-only copies are also available on the SEC's website at http://www.sec.gov, or upon payment of a duplication fee and an email request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-6009. (Call 1-202-942-8090 for hours of operation). Information about the Funds may also be reviewed and copies at the SEC's Public Reference Room.

INVESTMENT COMPANY ACT REGISTRATION NUMBERS:

MANAGERS TRUST I, 811-6520
MANAGERS TRUST II, 811-6431

              MANAGERS TRUST I
             MANAGERS TRUST II

    MANAGERS SHORT DURATION GOVERNMENT FUND
 MANAGERS INTERMEDIATE DURATION GOVERNMENT FUND
      MANAGERS U.S. STOCK MARKET PLUS FUND

      STATEMENT OF ADDITIONAL INFORMATION

            DATED AUGUST 1, 2001

This Statement of Additional Information relates to
Managers Trust I ("Trust I"), a no-load open-end management investment company offering redeemable shares of beneficial interest in Managers U.S. Stock Market Plus Fund (the "U.S. Stock Market Plus Fund," formerly known as the Smith Breeden U.S. Equity Market Plus Fund) and Managers Trust II ("Trust II"), a no-load open-end management investment company offering redeemable shares of beneficial interest in two separate series, Managers Short Duration Government Fund (the "Short Fund," formerly known as the Smith Breeden Short Duration U.S. Government Fund) and Managers Intermediate Duration Government Fund (the "Intermediate Fund," formerly known as the Smith Breeden Intermediate Duration U.S. Government Fund). You can obtain a free copy of the Prospectus for any of these Funds by calling (800) 835-3879. The Prospectus provides the basic information about investing in these Funds. This Statement of Additional Information is not a Prospectus. It contains additional information regarding the activities and operations of the Funds. It should be read in conjunction with each Fund's Prospectus. The Financial Statements of the Funds, including the Report of Independent Accountants, for the fiscal year ended March 31, 2001 are included in the Funds' Annual Report and are available without charge by calling
(800) 835-3879. They are incorporated by reference into this document.


CONTENTS                                                       PAGE
--------                                                       ----

GENERAL INFORMATION.............................................2
MISCELLANEOUS INVESTMENT PRACTICES AND RISK CONSIDERATIONS......2
HEDGING AND OTHER STRATEGIES USING DERIVATIVE CONTRACTS.........5
INVESTMENT RESTRICTIONS.........................................9
BOARD OF TRUSTEES AND OFFICERS OF THE TRUSTS...................12
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES............14
MANAGEMENT OF THE FUNDS........................................15
BROKERAGE ALLOCATION AND OTHER PRACTICES.......................20
PURCHASE, REDEMPTION AND PRICING OF SHARES.....................21
CERTAIN FEDERAL INCOME TAX CONSEQUENCES........................23
STANDARD PERFORMANCE MEASURES..................................25
ADDITIONAL INFORMATION FOR INSTITUTIONAL INVESTORS.............29
FINANCIAL STATEMENTS...........................................29

                  GENERAL INFORMATION

This Statement of Additional Information relates to
MANAGERS SHORT DURATION GOVERNMENT FUND, MANAGERS INTERMEDIATE DURATION GOVERNMENT FUND AND MANAGERS U.S. STOCK MARKET PLUS FUND (each a "Fund" and collectively the "Funds"). This Statement of Additional Information describes the financial history, management and operation of each Fund, as well as each Fund's investment objectives and policies. It should be read in conjunction with the Funds' current Prospectus. The executive office of the Trusts is located at 40 Richards Avenue, Norwalk, CT 06854.

The Managers Funds LLC, a subsidiary of Affiliated
Managers Group, Inc., serves as investment manager to the Funds and is responsible for the Funds' overall administration. It selects and recommends, subject to the approval of the Board of Trustees (the "Trustees"), an independent asset manager (a "Sub-Adviser") to manage each Fund's investment portfolio. The Managers Funds LLC (the
"Investment Manager") also monitors the performance, security holdings and investment strategies of the independent, external Sub-Adviser and researches any potential new Sub-Advisers for the Fund family.

	Investments in the Funds are not:

      *  Deposits or obligations of any bank;

      *  Guaranteed or endorsed by any bank; or

      *  Federally insured by the Federal Deposit
         Insurance Corporation, the Federal Reserve Board or any other federal agency.

   MISCELLANEOUS INVESTMENT PRACTICES AND RISK CONSIDERATIONS

INVESTMENT POLICIES

The following is additional information regarding the investment objectives and policies used by each Fund in an attempt to achieve its objective as stated in its current
Prospectus. Terms used herein have the same meanings as in the Prospectus.

REPURCHASE AGREEMENTS. Each Fund may invest in repurchase agreements. A repurchase agreement is a contract under which a Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). It is the present intention of the Funds to enter into repurchase agreements only with commercial banks and registered broker-dealers, and only with respect to obligations of the U.S. Government or its agencies or instrumentalities. Repurchase agreements may also be viewed as loans made by the Funds which are collateralized by the securities subject to repurchase. The Investment Manager and the Sub-Adviser will monitor such transactions to determine that the value of the underlying securities is at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale (including accrued interest) are less than the resale price provided in the agreement (including interest). In addition, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

FORWARD COMMITMENTS. Each Fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments," "when issued" and "delayed delivery" securities) if the Fund holds until the settlement date, in a segregated account, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or if the Fund enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Where such purchases are made through dealers, a Fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in a loss to the Fund of an advantageous return or price. Although a Fund will generally enter into a forward commitment with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, a Fund may dispose of a commitment prior to settlement if the Investment Manager and the Sub-Adviser deem it appropriate to do so. A Fund may realize short-term profits or losses upon the sale of forward commitments.

SECURITIES LOANS. Each Fund may make secured loans of its securities amounting to not more than 33 1/3% of its total assets, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to the value of the securities on loan. The borrower pays to the Fund an amount equal to any dividends or interest received on securities lent.

The Fund retains all or a portion of the interest received on investment of the cash collateral, or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved.

BORROWING. Each Fund may borrow from banks and enter into reverse repurchase agreements or dollar rolls up to 33 1/3% of the value of the Fund's total assets (computed at the time the loan is made) in order to take advantage of investment opportunities, for extraordinary or emergency purposes, or for the clearance of transactions. The Fund may pledge up to 33 1/3% of its total assets to secure these borrowings. If the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings even though it may be disadvantageous at that time from an investment point of view. A Fund will incur borrowing costs when it leverages, including payment of interest and any fee necessary to maintain a line of credit, and may be required to maintain a minimum average balance. If the income and appreciation on assets acquired with borrowed funds exceed their borrowing cost, the Fund's investment performance will increase, whereas if the income and appreciation on assets acquired with borrowed funds are less than their borrowing costs, investment performance will decrease. In addition, if a Fund borrows to invest in securities, any investment gains made on the securities in excess of the costs of the borrowing, and any gain or loss on hedging, will cause the net asset value of the shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to the Fund, the net asset value of the Fund's shares will decrease faster than would otherwise be the case. This speculative characteristic is known as "leverage."

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLL
AGREEMENTS. Each Fund may enter into reverse repurchase agreements and dollar roll agreements with commercial banks and registered broker-dealers to seek to enhance returns. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, a Fund continues to receive principal and interest payments on these securities and also has the opportunity to earn a return on the collateral furnished by the counterparty to secure its obligation to redeliver the securities. Dollar rolls are transactions in which a Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. The Fund will establish a segregated account with its custodian in which it will maintain cash, U.S. Government securities or other liquid high grade debt obligations equal in value to its obligations in respect of reverse repurchase agreements and dollar rolls. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether or not to enforce the Fund's obligation to repurchase the securities. Reverse repurchase agreements and dollar rolls are considered borrowings by a Fund.

SYNTHETIC DERIVATIVE SECURITIES. Each Fund may invest in synthetic derivative securities which are synthetic securities created out of other securities or derivatives. The most common of these is a collateralized mortgage obligation which is described more fully below. They also include custodial receipts which are collections of existing securities structured to emulate the cash flows of a third. For example, in one form of custodial receipt, a pool of specified securities, representing a particular market sector, will be sold into a trust. The trust will serve as a pass-through vehicle, packaging the securities and passing on the cash flows of the securities in the form of monthly distributions to the investors in the trust. The investors are thereby enabled an opportunity to capture a return similar to that of the market sector represented by the securities held in the trust. Some common forms of custodial receipts are S&P Depositary Receipts (SPDRS), which track the return of the S&P 500(R) Index, and QQQs that track the return of the Nasdaq 100 (R) Index.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOs"). A CMO is a security backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs are issued with a number of classes or series, which have different maturities representing interests in some or all of the interest or principal on the underlying collateral or a combination thereof. Payments of interest or principal on some classes or series of CMOs may be subject to contingencies, or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pools are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to its stated maturity. Thus, the early retirement of a particular class or series of a CMO held by the Funds would have the same effect as the prepayment of mortgages underlying a mortgage-backed pass-through security. Another type of CMO is a real estate mortgage investment conduit ("REMIC") which qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, and invests in certain mortgages principally secured by interests in real property and other permitted investments.

CMOs also include securities representing the interest
in any excess cash flow and/or the value of any collateral
remaining after the issuer has applied cash flow from the
underlying mortgages or mortgage-backed securities to the
payment of principal of and interest on all other CMOs and
the administrative expenses of the issuer ("Residuals").
Residuals have value only to the extent that income from
such underlying mortgages or mortgage-backed securities
exceeds the amounts necessary to satisfy the issuer's debt
obligations represented by all other outstanding classes or
series of the CMOs.   In addition, if a CMO bears interest
at an adjustable-rate, the cash flows on the related
Residual will also be extremely sensitive to the level of the index upon which the rate adjustments are based. As a non-fundamental policy (meaning it can be changed without the vote of the shareholders), the Short Fund and the Intermediate Fund will not invest in Residuals.

In reliance on an interpretation by the Securities and Exchange Commission ("SEC"), the Funds' investments in certain qualifying CMOs and REMICs are not subject to the Investment Company Act of 1940's, as amended (the "1940 Act") limitations on acquiring interests in other investment companies. CMOs and REMICs issued by an agency or instrumentality of the U.S. Government are considered U.S. Government securities for the purposes of this Prospectus.

STRIPPED SECURITIES ("STRIPS"). STRIPS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of underlying assets. A common type of STRIP will have one class receiving all of the interest from the underlying assets ("interest-only" or "IO" class), while the other class will receive all of the principal ("principal-only" or "PO" class). However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. STRIPS are unusually volatile in response to changes in interest rates. The yield to maturity on an IO class of STRIPS is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurably adverse effect on a Fund's yield to maturity to the extent it invests in IOs. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. Thus, if the underlying assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recover its initial investment in these securities, even if the STRIPS were rated of the highest credit quality by Standard & Poor's Corporation ("S&P") or Moody's Investors Service, Inc. ("Moody's"), respectively. These risks (and potential benefits) will be managed by investing in a variety of such securities and by using certain hedging techniques, as described in "Derivatives Risk" in the Prospectus. In addition, the secondary market for STRIPS may be less liquid than that for other mortgage-backed or asset-backed securities, potentially limiting a Fund's ability to buy or sell those securities at any particular time.

The Funds expect that interest-only STRIPS will be purchased for their hedging characteristics. Because of their structure, interest-only STRIPS will most likely move differently than typical fixed-income securities in relation to changes in interest rates. For example, with increases in interest rates, these securities will typically increase rather than decrease in value. As a result, since they move differently to changes in interest rates than the typical investments held by a Fund, interest-only STRIPS can be used as hedging instruments to reduce the variance of a Fund's net asset value from its targeted option-adjusted duration. There can be no assurance that the use of interest-only STRIPS will be effective as a hedging technique, in which event, a Fund's overall performance may be less than if the Fund had not purchased the STRIPS. STRIPS will not constitute more than 5% of the Fund's net assets.

The determination of whether certain IO and PO STRIPS issued by the U.S. Government and backed by fixed-rate mortgages are liquid shall be made by the Trustees in accordance with applicable pronouncements of the Securities and Exchange Commission. At present all other IO and PO STRIPS are treated as illiquid securities for the purposes of the 15% limitation on illiquid securities as a percentage of a Fund's net assets.

In addition to STRIPS issued by the U.S. Government, its agencies or instrumentalities, the Funds may purchase STRIPS issued by private originators of, or investors in, mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of these entities. However, the Short Fund and the Intermediate Fund will purchase only STRIPS that are collateralized by mortgage-backed securities that are issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Under no circumstances will the Short Fund or the Intermediate Fund purchase STRIPS if such purchase would cause STRIPS to exceed 5% of the assets of the Fund.

ZERO COUPON SECURITIES. Each Fund may invest in "zero coupon" securities, which are issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security.
Zero coupon securities tend to be more volatile than other securities with similar stated maturities, but which make regular payments of either principal or interest.

A Fund is required to accrue and distribute income from zero coupon securities on a current basis, even though it does not receive the income currently. Thus, a Fund may have to sell other investments to obtain cash needed to make income distributions, which may reduce a Fund's assets and may thereby increase its expense ratio and decrease its rate of return.

CONVERTIBLE SECURITIES.  The U.S. Stock Market Plus
Fund may invest in convertible securities. Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock of the same issuer. Convertible securities have general characteristics similar to both fixed-income and equity securities. The market value of convertible securities declines as interest rates increase, and increases as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and therefore will also react to variations in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and consequently may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of convertible securities tend to rise as a reflection of the value of the underlying common stock. Issuers of convertible securities may default on their obligations.

   HEDGING AND OTHER STRATEGIES USING DERIVATIVE CONTRACTS

FUTURES CONTRACTS AND RELATED OPTIONS. As a purchaser of a futures contract, a Fund incurs an obligation to take delivery of a specified amount of the obligation underlying the futures contract at a specified time in the future for a specified price or, in "cash settlement" futures contracts, to pay to (or receive from) the seller in cash the difference between the original price in the futures contract and the market price of the instrument on the specified date, if the market price is lower (or higher, as the case may be). A futures contract sale creates an obligation by a Fund, as seller, to deliver the specified type of financial instrument called for in the contract at a specified future time for a specified price or, in "cash settlement" futures contracts, to pay to (or receive from) the buyer in cash the difference between the original price in the futures contract and the market price of the instrument on the specified date, if the market price is higher (or lower, as the case may be). The potential losses from investment in futures contracts is unlimited. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract (a long position if the option is a call and short position if the option is a put).

Although most futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that a Fund will be able to enter into a closing transaction.

Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client, but rather, a good faith deposit on the futures contract which will be returned to the Fund upon the proper termination of the futures contract. The margin deposits made are marked to market daily and the Funds may be required to make subsequent deposits into the segregated account, maintained at its Custodian for that purpose, of cash, U.S. Government securities or other liquid high-grade debt securities, called "variation margin," in the name of the broker, which are reflective of price fluctuations in the futures contract. Currently, interest rate futures contracts can be purchased on debt securities such as U.S. Treasury Bills and Bonds, Eurodollar instruments, U.S. Treasury Notes and GNMA Certificates.

Exchanges limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Funds would continue to be required to make daily cash payments of variation margin on open futures positions. In such situations, if the Funds have insufficient cash, it may be disadvantageous to do so. In addition, the Funds may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. An inability to close out options and futures positions could also have an adverse impact on a Fund's ability to effectively hedge its portfolio.

In the event of the bankruptcy of a broker through which a Fund engages in transactions in futures or options, a Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker.

The variable degree of correlation between price movements of futures contracts and price movements in the position being hedged creates the possibility that losses on the hedge may be greater than gains in the value of a Fund's position. In addition, futures and futures option markets may not be liquid in all circumstances. As a result, in volatile markets, a Fund may not be able to close out a transaction without incurring losses substantially greater than the initial deposit. Although the contemplated use of these contracts should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in the value of such position. The ability of a Fund to hedge successfully will depend on the Sub-Adviser's ability to forecast pertinent market movements, which cannot be assured.

In order to achieve its investment objective, a Fund may sell interest rate futures in a different dollar amount than the dollar amount of securities being hedged depending on the expected relationship between the volatility of the prices of such securities and the volatility of the futures contracts, based on duration calculations by the Sub-
Adviser. If the actual price movements of the securities and futures are inconsistent with their durations as so calculated, the hedge may not be fully effective.

A Fund will not maintain open short positions in interest rate futures contracts if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on those open positions, adjusted for the expected volatility relationship between the Fund and the futures contracts based on duration calculations. If this limitation should be exceeded at any time, the Fund will take prompt action to close out the appropriate number of open contracts to bring its open futures position into compliance with this limitation.

Finally, the daily deposit requirements in futures contracts create a greater ongoing potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Losses due to hedging transactions may reduce net asset value. Income earned by a Fund from its hedging activities generally will be treated as capital gains.

In accordance with regulations established by the Commodity Futures Trading Commission, each Fund's aggregate initial margin and premiums on all futures and options contract positions not held for bona fide hedging purposes, will not exceed 5% of a Fund's net assets, after taking into account unrealized profits and losses on such contracts.

At times, a Fund may sell interest rate futures in a different dollar amount than the dollar amount of securities being hedged, depending on the expected relationship between the volatility of the prices of such securities and the volatility of the futures contracts, based on duration calculations by the Sub-Adviser. If the actual price movements of the securities and futures are inconsistent with the Sub-Adviser's estimates of their durations, the hedge may not be effective.

A Fund will not maintain open short positions in interest rate futures contracts if in the aggregate the value of the open positions (marked to market) exceeds the current market value of its fixed-income securities portfolio plus or minus the unrealized gain or loss on these open positions, adjusted for the expected volatility relationship between the portfolio and the futures contracts based on duration calculations. If this limitation should be exceeded at any time, a Fund will take prompt action to close out the appropriate number of open contracts to bring its open futures position into compliance with this limitation.

SWAPS, CAPS, FLOORS AND COLLARS. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their nature, swap agreements may increase or decrease exposure to interest rates, mortgage securities, or other factors such as stock or bond indices. The Funds will enter into swaps only on a net basis, i.e., where the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. An interest rate collar combines the elements of purchasing a cap and selling a floor. The collar protects against an interest rate rise above the maximum amount, but gives up the benefits of an interest rate decline below the minimum amount.

There can be no assurance that a Fund will be able to enter into swaps, caps, floors or collars on favorable terms. Furthermore, there can be no assurance that the Funds will be able to terminate a swap or sell or offset caps, floors or collars notwithstanding any terms in the agreements providing for such termination. The Fund will enter into swap contracts only on a net basis, i.e., where the two parties' obligations are netted out, with the Fund paying or receiving, as the case may be, only the net amount of any payments. Payments under a swap contract may be made at the conclusion of the contract or periodically during its term.

The Funds believe that swaps, caps, floors and collars do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. The net amount of the excess, if any, of a Fund's obligations over its entitlement with respect to each swap will be accrued on a daily basis, and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by a custodian that satisfies the requirements of the 1940 Act.

If there is default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. There is no assurance that swap, cap, floor or collar counterparties will be able to meet their obligations pursuant to their contracts, or that, in the event of default, a Fund will succeed in pursuing contractual remedies. The Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to swaps, caps, floors or collars.

The swap, cap, floor and collar market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized documentation. As a result, this market has become relatively liquid, although the Fund will still treat these instruments as illiquid investments subject to the limitation on such investments described under "Liquidity Risk" in the Prospectus.

The Short Fund and Intermediate Fund will not write any caps, floors and collars, and will not enter into any swap, cap, floor or collar transaction unless the unsecured commercial paper, unsecured senior debt or the claims-paying ability of the other party is rated either AA or A-1 or better by S&P or Aa or P-1 or better by Moody's at the time of entering into such transaction.

The U.S. Stock Market Plus Fund will not enter into any swap, cap, collar or floor contract unless, at the time of entering into such transaction, the unsecured senior debt of the counterparty is rated at least A by Moody's or S&P.

OPTIONS. A put option gives the purchaser of the option the right to sell and the writer the obligation, if the purchaser exercises his right, to buy the underlying security at the exercise price during the option period. A call option gives the purchaser of the option the right to buy and the writer the obligation, if the purchaser exercises his right, to sell the underlying security at the exercise price during the option period. Listed options are issued by the Options Clearing Corporation ("OCC") which guarantees the performance of the obligations of the parties to such options.

The purchaser of an option risks losing his entire investment in a short period of time. If an option is not sold while it has remaining value, or if during the life of an option the underlying interest does not appreciate, in the case of a call option, or depreciate, in the case of a put option, the purchaser of such option may lose his entire investment. On the other hand, given the same market conditions, if the potential purchaser of a call option purchases the underlying interest directly without purchasing a call option or if the potential purchaser of a put option decides not to purchase the put option, such a potential purchaser might have less of a loss. An option purchaser does not have the choice of "waiting out" an unexpected decrease or increase in the underlying instrument's price beyond the expiration date of the option. The more that an option is out-of-the-money and the shorter its remaining term to expiration, the greater the risk that a purchaser of the option will lose all or part of his investment. Further, except where the value of the remaining life of an option may be realized in the secondary market, for an option purchase to be profitable the market price of the underlying interest must exceed or, as applicable, be below the exercise price by more than the premium and transaction costs paid in connection with the purchase of the option and its sale or exercise.

A Fund's ability to close out its position as a
purchaser of an exchange-listed option is dependent upon the existence of a liquid secondary market on option exchanges. Among the possible reasons for the absence of a liquid secondary market on an exchange are (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an exchange; (v) inadequacy of the facilities of an exchange or the OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been listed by the OCC as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms. OTC Options are purchased from or sold to dealers or financial institutions which have entered into direct agreement with a Fund. With OTC Options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer, without the intermediation of a third party such as the OCC. If the transacting dealer fails to make or take delivery of the securities underlying an option it has written, in accordance with the terms of that option as written, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction. OTC Options and their underlying securities are considered
illiquid.   The Funds will engage in OTC Option transactions
only with primary United States Government securities dealers recognized by the Federal Reserve Bank of New York. The Investment Manager and the Sub-Adviser monitor the creditworthiness of dealers with whom a Fund enters into OTC options transactions under the general supervision of the Funds' Trustees.

The hours of trading for options on debt securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

              INVESTMENT RESTRICTIONS

INVESTMENT RESTRICTIONS OF MANAGERS SHORT DURATION
GOVERNMENT FUND AND MANAGERS INTERMEDIATE DURATION
GOVERNMENT FUND

The following restrictions (except as noted) have been adopted as fundamental policies for the Short Fund and the Intermediate Fund, which means that they may not be changed without the approval of a majority of the outstanding shares of each of the Short Fund and the Intermediate Fund, as the case may be (as defined in the 1940 Act). The Short Fund and the Intermediate Fund may not (except that none of the following investment restrictions shall prevent such Funds from investing all of their assets (other than assets which are not "investment securities" as defined in the 1940 Act) in an open-end investment company with substantially the same investment objectives):

1.	Issue senior securities, borrow money or pledge
its assets, except that a Fund may borrow from banks or through reverse repurchase agreements or dollar rolls up to 33 1/3% of the value of its respective total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes and to take advantage of investment opportunities, and may pledge up to 33 1/3% of the value of its total assets to secure such borrowings. For purposes of this restriction, the purchase or sale of securities on a "when issued" or "delayed delivery" basis, the purchase and sale of futures contracts, the entry into reverse repurchase agreements and dollar roll transactions, short sales, interest rate swaps, mortgage swaps, over-the-counter options, and collateral arrangements with respect thereto are not deemed to be a pledge of assets and none of such transactions or arrangements nor obligations of the Funds to Trustees pursuant to deferred compensation arrangements are deemed to be the issuance of a senior security.

2.	Act as underwriter except to the extent that, in
connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

3.	Purchase any security (other than obligations of
the U.S. Government, its agencies and
instrumentalities) if as a result: (i) with respect to 75% of its total assets more than 5% of the Short Fund's or the Intermediate Fund's total assets (determined at the time of investment) would then be invested in securities of a single issuer, or (ii) 25% or more of a Fund's total assets (determined at the time of investment) would be invested in one or more issuers having their principal business activities in the same industry.

4.	Purchase the securities of any issuer which
would result in owning more than 10% of any class of the outstanding voting securities of such issuer.

5.	Purchase any security, other than mortgage-
backed securities, or obligations of the U.S.
Government, its agencies or instrumentalities, if as a result a Fund would have invested more than 5% of its respective total assets in securities of issuers (including predecessors) having a record of less than three years of continuous operation; except for investments in regulated investment companies with the same objective.

6.	Acquire, lease or hold real estate.  (Does not
preclude investments in securities
collateralized by real estate or interests therein.)

7.	Purchase or sell commodities or commodity
contracts except for hedging purposes.

8.	Invest in interests in oil, gas or other mineral
exploration or development program.

9.	Invest in companies for the purpose of
exercising control or management.

10.	Purchase securities of other investment
companies, except to the extent permitted by the 1940 Act.

11.	Make loans of money or property to any person,
except through loans of portfolio securities to qualified institutions, the purchase of debt obligations in which a Fund may invest consistently with its investment objectives and policies and investment limitations or the investment in repurchase agreements with qualified institutions. A Fund will not lend portfolio securities if, as a result, the aggregate of such loans exceeds 33 1/3% of the value of a Fund's respective total assets
(including such loans).

12.	Purchase securities on margin (though a Fund may
obtain such short-term credits as may be necessary for the clearance of transactions);
provided that the deposit or payment by a Fund of initial or variation margin in connection with options or futures contracts is not considered the purchase of a security on margin.

13.	Make short sales of securities or maintain a
short position if, when added together, more than 25% of the value of a Fund's net assets would be (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales, and (ii) allocated to segregated accounts in connection with short sales. Short sales "against-the box" are not subject to this limitation.

INVESTMENT RESTRICTIONS OF MANAGERS U.S. STOCK MARKET PLUS
FUND

As fundamental investment restrictions, which may not be changed without a vote of a majority of the outstanding voting securities, the U.S. Stock Market Plus Fund may not and will not engage in the following activities. The 1940 Act provides that a "vote of a majority of the outstanding voting securities" of a Fund means the affirmative of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.)

1.	Issue senior securities, borrow money or pledge
its assets, except that the Fund may borrow from banks or through reverse repurchase agreements or dollar rolls up to 33 1/3% of the value of its respective total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes and to take advantage of investment opportunities and may pledge up to 33 1/3% of the value of its total assets to secure such borrowings. For purposes of this restriction, the purchase or sale of securities on a "when-issued" or delayed delivery basis, the purchase and sale of futures contracts, the entry into forward contracts, reverse repurchase agreements and dollar roll transactions, short sales, interest rate caps, floors and swaps, mortgage swaps, and collateral, arrangements with respect thereto and such other practices as may be determined by counsel to the Fund
(consistent with pronouncements of the SEC) are not deemed to be a pledge of assets and ,none of such transactions or arrangements nor obligations of the Fund to Trustees pursuant to deferred compensation arrangements are deemed to be the issuance of a senior security.

2.	Act as underwriter except to the extent that, in
connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

3.	Acquire, sell, lease or hold real estate or real
estate limited partnerships, except that it may invest in securities of companies which deal in real estate and in securities collateralized by real estate or interests therein and it may acquire, sell, lease or hold real estate in connection with protecting its rights as a creditor.

4.	Purchase or sell commodities or commodity
contracts, except that the Fund may purchase and sell financial futures contracts and options thereon. (For purposes of this restriction, "commodity contracts" do not include caps, floors, collars or swaps.)

5.	Invest in interests in oil, gas, mineral leases
or other mineral exploration or development program.

6.	Invest in companies for the purpose of
exercising control or management.

7.	Purchase securities of other investment
companies, except to the extent permitted by the 1940 Act.

8.	Make loans of money or property to any person,
except through loans of portfolio securities to qualified institutions, the purchase of debt obligations in which the Fund may invest consistently with its investment objectives and policies and investment limitations or the investment in repurchase agreements with qualified institutions. The Fund will not lend portfolio securities if, as a result, the aggregate of such loans exceeds 33 1/3% of the value of the Fund's total assets (including such loans).

9.	Purchase securities on margin (but the Fund may
obtain such short-term credits as may be necessary for the clearance of transactions);
provided that the deposit or payment by the Fund of initial or variation margin in connection with options or futures contracts is not considered the purchase of a security on margin.

10.	Make short sales of securities or maintain a
short position if, where added together, more than 25% of the value of the Fund's net assets would be (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales, and (ii) allocated to segregated accounts in connection with short sales. Short sales "against the box" are not subject to this limitation.

11.	Purchase any security, other than mortgage-
backed securities, obligations of the U.S.
Government, its agencies or instrumentalities, collateralized mortgage obligations, and shares of other investment companies as permitted pursuant to exemptive relief granted by the SEC, if as a result the Fund would have invested more than 5% of its respective total assets in securities of issuers (including predecessors) having a record of less than three years of continuous operation.

12.	Purchase any security (other than obligations of
the U.S. Government, its agencies and
instrumentalities and shares of other investment companies as permitted pursuant to exemptive relief granted by the SEC) if as a result 25% or more of the Fund's total assets (determined at the time of investment) would be invested in one or more issuers having their principal business activities in the same industry.

It is contrary to the Fund's present policy, which may be changed without shareholder approval, to:

(a)	sell over-the-counter options which it
      does not own; or
(b)	sell options on futures contracts which
      options it does not own; or
(c)	invest in residual interests in a REMIC or
      a CMO.

Whenever any fundamental investment policy or investment restriction states a maximum percentage of assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that the asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce borrowings as required by applicable laws.

TEMPORARY DEFENSIVE POSITION

Each Fund may, at the sole discretion of its Sub-
Adviser, invest up to 100% of its assets in cash for temporary defensive purposes. This strategy may be inconsistent with a Fund's principal investment strategies and may be used in an attempt to respond to adverse market, political or other conditions. During such a period, a Fund may not achieve its investment objective.

OTHER POLICIES

There are no restrictions or limitations on investments in obligations of the United States, or of corporations chartered by Congress as federal government instrumentalities. The underlying assets of a Fund may be retained in cash, including cash equivalents which are U.S. Treasury bills, short-term bank obligations such as certificates of deposit, bankers' acceptances and repurchase agreements. However, it is intended that only so much of the underlying assets of a Fund be retained in cash as is deemed desirable or expedient under then-existing market conditions. As noted in the Prospectus, a Fund may invest up to 15% of its respective total net assets in illiquid securities.

        BOARD OF TRUSTEES AND OFFICERS OF THE TRUSTS

The Trustees and Officers of the Trusts, their business addresses, principal occupations and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trusts and the Funds. Unless otherwise noted, the address of the Trustees and Officers is the address of the Trusts: 40 Richards Avenue, Norwalk,
CT  06854.

JACK W. ABER - Trustee; Professor of Finance, Boston
University School of Management since 1972. He has served as a Trustee of the Trusts since August 2000. He also serves as a Trustee of The Managers Funds and Managers AMG
Funds.  His date of birth is September 9, 1937.

WILLIAM E. CHAPMAN, II - Trustee; President and Owner, Longboat Retirement Planning Solutions since 1998. From 1990 to 1998, he served in a variety of roles with Kemper Funds, the last of which was President of the Retirement Plans Group. Prior to joining Kemper, he spent 24 years with CIGNA in investment sales, marketing and general management roles. He has served as a Trustee of the Trusts since August 2000. He also serves as a Trustee of The Managers Funds and Managers AMG Funds. His date of birth is September 23, 1941.

SEAN M. HEALEY (1) - Trustee; Director, President and
Chief Operating Officer of Affiliated Managers Group, Inc. since October 1999. From April 1995 to October 1999, he was Executive Vice President of Affiliated Managers Group, Inc. From August 1987 through March 1995, he served in a variety of roles in the Mergers and Acquisitions Department of

----------------------
(1) Mr. Healey is an "interested person" (as defined in the 1940 Act of the Trusts.

Goldman, Sachs & Co., the last of which was as Vice
President.  He has served as a Trustee of the Trusts since
August 2000.  He also serves as a Trustee of The Managers
Funds and Managers AMG Funds.  His date of birth is May 9,
1961.

EDWARD J. KAIER - Trustee; Partner, Hepburn Willcox
Hamilton & Putnam since 1977. He has served as a Trustee of the Trusts since August 2000. He also serves as a Trustee of The Managers Funds and Managers AMG Funds. His date of birth is September 23, 1945.

MADELINE H. MCWHINNEY- Trustee; Member of the
Investment Committee, New Jersey Supreme Court since 1990. From 1977 to 1994, she was the President of Dale, Elliott & Company, Inc., Management Consultants. From 1983 to 1998, she was a Member of the Advisory Board on Professional Ethics, New Jersey Supreme Court. She has served as a Trustee of the Trusts since August 2000. She also serves as a Trustee of The Managers Funds. Her date of birth is March 11, 1922.

STEVEN J. PAGGIOLI - Trustee; Executive Vice President and Director, The Wadsworth Group since 1986. Vice President, Secretary and Director of First Fund Distributors, Inc. since 1991. Executive Vice President, Secretary and Director of Investment Company Administration, LLC since 1990. Trustee of Professionally Managed Portfolios since 1991. He has served as a Trustee of the Trusts since August 2000. He also serves as a Trustee of The Managers Funds. His date of birth is April 3, 1950.

ERIC RAKOWSKI - Trustee; Professor, University of
California at Berkeley School of Law since 1990. Visiting Professor, Harvard Law School 1998-1999. He has served as a Trustee of the Trusts since August 2000. He also serves as a Trustee of The Managers Funds and Managers AMG Funds. His date of birth is June 5, 1958.

THOMAS R. SCHNEEWEIS - Trustee; Professor of Finance,
University of Massachusetts since 1985.  Managing Director,
CISDM at the University of Massachusetts since 1994.
President and Chief Executive Officer of Schneeweis
Partners, LLC since January 2001. He has served as a Trustee of the Trusts since August 2000. He also serves as a Trustee of The Managers Funds. His date of birth is May
10, 1947.

PETER M. LEBOVITZ - President; President and Chief
Executive Officer of The Managers Funds LLC. President of Managers Distributors, Inc. since December 2000. From 1995 to April 1999, he was Director of Marketing and Managing Director of The Managers Funds, L.P. (the predecessor to The Managers Funds LLC). From September 1994 to 1995, he was Director of Marketing of The Managers Funds, L.P. From June 1993 to June 1994, he was the Director of Marketing for Hyperion Capital Management, Inc. From April 1989 to June 1993, he was Senior Vice President for Greenwich Asset Management, Inc. He also serves as President of The Managers Funds and Managers AMG Funds. His date of birth is January 18, 1955.

DONALD S. RUMERY - Treasurer and Secretary; Director,
Finance and Planning of The Managers Funds LLC. Treasurer and Chief Financial Officer of Managers Distributors, Inc.
since December 2000. From December 1994 to December 2000, he was Chief Financial Officer of The Managers Funds LLC
(formerly The Managers Funds, L.P.).  From March 1990 to
December 1994, he was a Vice President of Signature
Financial Group. From August 1980 to March 1990, he held various positions with The Putnam Companies, the last of which was Vice President. He also serves as Treasurer and Secretary of The Managers Funds and Treasurer of Managers
AMG Funds.  His date of birth is May 29, 1958.

PETER M. MCCABE - Assistant Treasurer; Manager, Fund Administration of The Managers Funds LLC. From August 1995 to December 2000, he was Portfolio Administrator of The Managers Funds LLC (formerly, The Managers Funds, L.P.). He also serves as Assistant Treasurer of The Managers Funds and Managers AMG Funds. His date of birth is September 8, 1972.

LAURA A. PENTIMONE - Assistant Secretary; Manager,
Legal and Compliance of The Managers Funds LLC. Assistant Secretary of Managers Distributors Inc. since December 2000. From September 1997 to December 2000, she was Legal/Compliance Officer of The Managers Funds LLC (formerly The Managers Funds, L.P.). From August 1994 to June 1997, she was a law student. She also serves as Assistant Secretary of The Managers Funds and Managers AMG Funds. Her date of birth is November 10, 1970.

TRUSTEES' COMPENSATION

For their services as Trustees of the Trusts and other mutual funds within The Managers Funds LLC complex for the fiscal year ended March 31, 2001, the Trustees were compensated as follows:


	COMPENSATION TABLE:

                                                        TOTAL COMPENSATION
                                                        FROM THE
                     AGGREGATE   AGGREGATE COMPENSATION FUNDS AND THE
NAME OF            COMPENSATION  FROM OTHER FUNDS       FUND COMPLEX
TRUSTEE       FROM THE TRUSTS(a) IN COMPLEX (a)         PAID TO TRUSTEES (b)
--------     ------------------- ---------------------- --------------------

Jack W. Aber		$1,500		$24,000	      $25,500
William E. Chapman, II	$1,500		$24,500		$26,000
Sean M. Healey		None              None		      None
Edward J. Kaier		$1,500		$24,500		$26,000
Madeline H. McWhinney	$1,500		$20,500    		$22,000
Steven J. Paggioli	$1,500	      $20,500   	      $22,000
Eric Rakowski		$1,500		$24,500		$26,000
Thomas R. Schneeweis	$1,500		$20,500   		$22,000
____________________

(a)	Compensation is calculated for the period from August
1, 2000 until March 31, 2001. The Trusts do not provide any pension or retirement benefits for the Trustees.

(b)	Total compensation includes compensation paid
during the 12-month period ended March 31, 2001 for services as Trustees of The Managers Funds, Managers
AMG Funds, Managers Trust I and/or Managers Trust II.

          CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

CONTROL PERSONS

As of July 18, 2001, Charles Schwab & Co., Inc.
"controlled" (within the meaning of the 1940 Act) the Short
Fund, the Intermediate Fund and the U.S. Stock Market Plus
Fund. An entity which controls a Fund could have effective voting control over a Fund. Certain of these shareholders are omnibus processing organizations.

Listed below is information regarding holders of 5% or more of the shares of the Funds as of July 18, 2001, including their names, address and ownership percentages.

SHORT FUND

Charles Schwab & Co. Inc., Special Custody Account       32%
for Exclusive Benefit of Customers.  Attn:  Mutual
Funds, 101 Montgomery Street, San Francisco, CA
94104-4122

Harris Regional Hospital, 59 Hospital Road, Sylva NC     27%
28779-2732

Pacific Mutual Door Company, Attn:  Trust                14%
Dept., 7150 E. 116th Street, St Fishers IN
46038-1729

HWM, Attn:  Trust Dept., 7150 E. 116th Street,            5%
Fishers IN 46038-1729


INTERMEDIATE FUND

Charles Schwab & Co. Inc., Special Custody Account       71%
for Exclusive Benefit of Customers.  Attn:  Mutual
Funds, 101 Montgomery Street, San Francisco, CA
94104-4122

U.S. STOCK MARKET PLUS FUND

Charles Schwab & Co. Inc., Special Custody Account       41%
for Exclusive Benefit of Customers.  Attn:  Mutual
Funds, 101 Montgomery Street, San Francisco, CA
94104-4122

MANAGEMENT OWNERSHIP

As of July 18, 2001, all management personnel (i.e.,
Trustees and Officers) as a group owned beneficially less than 1% of the outstanding shares of any of the Funds.

                 MANAGEMENT OF THE FUNDS

INVESTMENT MANAGER AND SUB-ADVISER

The Trustees provide broad supervision of the operations and affairs of the Trusts and the Funds. The Managers Funds LLC serves as investment manager to the Funds pursuant to separate investment management agreements dated August 1, 2000 (collectively, the "Management Agreements"). Managers Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of The Managers Funds LLC, serves as the distributor of the Funds. The Managers Funds LLC is a subsidiary of Affiliated Managers Group, Inc. ("AMG"), and AMG serves as the Managing Member of The Managers Funds LLC. AMG is located at Two International Place, 23rd Floor, Boston, Massachusetts 02110.

The Investment Manager has retained the services of a Sub-Adviser by entering into an advisory agreement with the Sub-Adviser known as a "Sub-Advisory Agreement." The Sub-Advisor is Smith Breeden Associates, Inc. ("SBA" or "Smith Breeden"). Smith Breeden is a money management and consulting firm involved in (1) money management for separate accounts such as pensions and endowments, (2) financial institution consulting and investment advice, and
(3) equity investments. The firm specializes in high credit quality fixed-income investments, interest rate risk management, and the application of option pricing to banking and investments. As of June 30, 2001, Smith Breeden advised, or managed on a discretionary basis, assets totaling over $20 billion. Of the $20 billion, more than $9 billion is managed on a discretionary basis for a wide range of public and private sector institutional clients. Smith Breeden has managed the assets in the Funds since their inception in 1992 as either investment manager or sub-adviser.

Smith Breeden has discretion, subject to oversight by the Trustees and the Investment Manager, to purchase and sell portfolio assets, consistent with a Fund's investment objectives, policies and restrictions. Generally, the services which a Sub-Adviser provides to a Fund are limited to asset management and related recordkeeping services. The
Sub-Adviser may also serve as a discretionary or non-discretionary investment advisor to management or advisory accounts which are unrelated in any manner to the Investment Manager or its affiliates.

A Sub-Adviser or its affiliated broker-dealer may execute portfolio transactions for a Fund and receive brokerage commissions, or markups, in connection with the transaction as permitted by Sections 17(a) and 17(e) of the 1940 Act, and the terms of any exemptive order issued by the SEC. Smith Breeden does not have any affiliated broker dealers and does not expect to receive any brokerage commissions, or mark-ups, in connection with any transaction.

COMPENSATION OF THE INVESTMENT MANAGER AND SMITH BREEDEN

As compensation for the investment management services rendered and related expenses under the Management
Agreements, each Fund has agreed to pay the Investment
Manager an investment management fee, which is computed daily as a percentage of the value of the net assets of the Fund and may be paid monthly.

As compensation for the investment management services rendered and related expenses under the respective Sub-Advisory Agreement, the Investment Manager has agreed to pay Smith Breeden a fee (net of all mutually agreed upon fee waivers and reimbursements required by applicable law) for managing the portfolio, which is also computed daily and paid monthly based on the average daily net assets that Smith Breeden manages. The fee paid to Smith Breeden is paid out of the fee the Investment Manager receives from each Fund and does not increase the expenses of the Fund.

The fee rate may change if assets of a Fund falls below certain levels. In addition, SBA agrees that if the Investment Manager has waived all or a portion of a Fund's advisory fee, or if the Investment Manager has agreed to pay or reimburse the expenses of a Fund above a certain level, SBA will, upon request by the Investment Manager, waive a pro-rata share of the sub-advisory fee payable to SBA or reimburse the Fund for a pro-rata share of such expenses, so that the amount of expenses waived or borne by SBA will bear the same ratio to the total amount of the sub-advisory fees with respect to such Fund as the amount waived or borne by the Investment Manager.

Pursuant to an Agreement between the Investment
Manager and SBA dated May 22, 2000, the Investment Manager may also pay SBA up to $6,156,000 at certain points through July 31, 2005 if assets grow to certain target levels.

For the fiscal year ended March 31, 2001, the Investment Manager was paid $212,444, $191,884 and $1,129,936 by the Short Fund, the Intermediate Fund and the U.S. Stock Market Plus Fund, respectively, under the Management Agreements. For the period from August 1, 2000 to March 31, 2001, Smith Breeden was paid $9,462, $8,906 and $49,947 by the Investment Manager, under the respective Sub-Advisory Agreements for the Short Fund, the Intermediate Fund and the U.S. Stock Market Plus Fund.

MANAGEMENT AND SUB-ADVISORY AGREEMENTS

The Management Agreements provide that, subject to the general supervision of the Trustees, the Investment Manager will provide a continuous investment program for the Funds and determine the composition of the assets of the Funds, including the determination of the purchase, retention, or sale of securities, cash, and other investments for the Funds. During the term of the Management Agreements, the Investment Manager will pay all expenses incurred by it in connection with its activities under the Management Agreements, including fees payable to Sub-Advisors, salaries and expenses of the Trustees and Officers of the Funds who are employees of the Investment Manager or its affiliates, and office rent of the Funds; but each Fund will be responsible for all other expenses of its operation, including among others brokerage commissions, interest, legal fees and expenses of attorneys, and fees of auditors, transfer agents, dividend disbursement agents, custodians, and shareholder servicing agents. The Investment Manager will provide such services in accordance with the Funds' investment objectives, investment policies, and investment restrictions. The provision of investment advisory services by the Investment Manager to the Funds will not be exclusive under the terms of the Management Agreements, and the Investment Manager will be free to, and will, render investment advisory services to others.

The Management Agreements provide that they will, unless sooner terminated as described below, continue in effect for a period of two years from their effective date and will continue from year to year thereafter with respect to each Fund, so long as such continuance is approved at least annually (i) by the vote of a majority of the Board of Trustees of the relevant Trust or (ii) by the vote of a majority of the outstanding voting securities of the relevant Fund (as defined in the 1940 Act), and provided that in either event they are also approved by the vote of a majority of the Independent Trustees of the relevant Trust. Each Management Agreement provides that it may be amended only in accordance with the 1940 Act and that it terminates automatically in the event of its assignment (as defined in the 1940 Act).

The Management Agreements may be terminated at any time, without the payment of any penalty, (i) by the relevant Trust by vote of a majority of its Board of Trustees, (ii) by vote of a majority of the outstanding voting securities of the relevant Trust, or (iii) with respect to any Fund, by vote of a majority of the outstanding securities of such Fund, upon 60 days written notice to the Investment Manager. The Management Agreements may be terminated by the Investment Manager upon 60 days written notice to the Trust.

The Management Agreements provide that, except as may otherwise be required by the 1940 Act or the rules thereunder, the Investment Manager shall not be subject to any liability for any act or omission connected with services rendered under the Management Agreements or for any losses that may be sustained in the purchase, holding, or sale of any security, except by reason of the Investment Manager willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of the Investment Manager's reckless disregard of its obligations and duties under the Management Agreements.

The Sub-Advisory Agreements provide that, subject to the general supervision of the Board of the relevant Trust and the Investment Manager, SBA shall manage the composition of each of the Funds, including the determination of the purchase, retention, or sale of securities, cash, and other investments for the Funds. Under the Sub-Advisory Agreements, SBA is required to provide such services in accordance with each Fund's investment objectives, investment policies, and investment restrictions as stated in the relevant registration statement filed with the SEC, as supplemented and amended from time to time. The provision of investment advisory services by SBA to the Funds will not be exclusive under the terms of the Sub-Advisory Agreements, and SBA will be free to, and will, render investment advisory services to others.

The Sub-Advisory Agreements provide that they will, unless sooner terminated as described below, continue in effect for a period of two years from their effective date and will continue thereafter with respect to each Fund, so long as such continuance is approved at least annually (i) by the vote of a majority of the Board of the relevant Trust or (ii) by the vote of a majority of the outstanding voting securities of the relevant Fund (as defined in the 1940
Act). The Sub-Advisory Agreements provide that they may be amended only in accordance with the 1940 Act and that they terminate automatically in the event of their assignment (as defined in the 1940 Act).

The Sub-Advisory Agreements may be terminated: (i) by the Investment Manager at any time, without payment of a penalty, upon notice to SBA and the relevant Trust, (ii) at any time, without payment of a penalty, by the relevant
Trust or a majority of the outstanding voting securities of the Fund, or (iii) by SBA at any time, without payment of a penalty, upon 30 days notice to the Investment Manager and the relevant Trust.

The Sub-Advisory Agreements provide that SBA shall not be subject to any liability for any act or omission, error of judgment, or mistake of law or for any loss suffered by the Investment Manager or the relevant Trust in connection with the Sub-Advisory Agreements, except by reason of SBA's willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of SBA's reckless disregard of its obligations and duties under the Sub-
Advisory Agreements.

FEE WAIVERS AND EXPENSE LIMITATIONS

As described in the Prospectus, the Investment Manager has made a voluntary undertaking to limit the expenses of each Fund and has also entered into an expense limitation agreements with respect to each Fund.

CAPITAL STRUCTURE

Managers Trust I and Managers Trust II are both
Massachusetts business trusts. Trust I was organized under an Agreement and Declaration of Trust dated December 18,
1991 (under the name Smith Breeden Trust). Trust II was organized under an Agreement and Declaration of Trust dated
October 3, 1991 (under the name Smith Breeden Series Fund).
Copies of both Agreements, which are governed by Massachusetts law, are on file with the Secretary of the Commonwealth of Massachusetts.

The Trustees have the authority to issue shares in an unlimited number of series of either Trust. Each such Fund's shares may be further divided into classes. The assets and liabilities of each Fund will be separate and distinct. All shares when issued are fully paid, non-assessable and redeemable, and have equal voting, dividend and liquidation rights.

Shareholders of the Funds of each Trust will vote together in electing the Trust's trustees and in certain other matters. Shareholders should be aware that the outcome of the election of trustees and of certain other matters for their trust could be controlled by the shareholders of another fund. The shares have non-cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of the trustees can elect 100% of the trustees if they choose to do so.

Neither Trust is required to hold annual meetings of its shareholders. However, shareholders of each Trust have the right to call a meeting to take certain actions as provided in the Declaration of Trust. Upon written request by the holders of at least 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider such actions, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders).

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. This is not the case for a Massachusetts business corporation. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both (i) any liability was greater than the Fund's insurance coverage and (ii) the Fund itself was unable to meet its obligations.

FUND CHARGES AND EXPENSES

MANAGEMENT FEES. Each Fund pays a monthly fee to the Investment Manager based on the average net assets of the Fund, as determined at the close of each business day during the month. The fee is computed at an annual rate of 0.70%. Advisory fees for the past three fiscal years are as follows. These advisory fees (with the exception of those fees paid after August 1, 2000) were paid directly to Smith Breeden, which served as investment manager until July 31, 2000. On August 1, 2000, The Managers Funds LLC received such fees as the Investment Manager.


                       ADVISORY FEE PAID
                       BY THE U.S. STOCK      ADVISORY FEE PAID    ADVISORY FEE PAID BY THE
FISCAL YEAR ENDED      MARKET PLUS FUND       BY THE SHORT FUND    INTERMEDIATE FUND
-----------------      -----------------      ------------------   ------------------
March 31, 2001           $1,129,936              $212,444              $191,884
March 31, 2000           $1,465,858              $374,112              $340,173
March 31, 1999           $1,090,372              $508,343              $355,620

The following chart details the reimbursements to the Funds for each of the last three fiscal years, under voluntary expense limitation provisions. These reimbursements (with the exception of those reimbursement fees paid after August 1, 2000) were made by Smith Bree4den, which served as investment manager until July 31, 2000. On August 1, 2000, The Managers Funds LLC received such fees as the Investment Manager.


                       AMOUNTS REIMBURSED
                       TO THE U.S. STOCK      AMOUNTS REIMBURSED   AMOUNTS REIMBURSED TO THE
FISCAL YEAR ENDED      MARKET PLUS FUND       TO THE SHORT FUND    INTERMEDIATE FUND
-----------------      -----------------      ------------------   ------------------
March 31, 2001           $155,945              $108,013              $49,366
March 31, 2000           $269,913              $155,667              $88,225
March 31, 1999           $251,051              $155,616              $83,434


CODE OF ETHICS

The Trustees have adopted a Code of Ethics under Rule
17j-1 of the 1940 Act on behalf of the Trusts. The Code of Ethics of the Trusts incorporates the joint code of ethics of the Investment Manager and the Distributor (applicable to "access persons" of the Trusts that are also employees of the Investment Manager and/or the Distributor). In combination, these codes of ethics generally require access persons to preclear any personal securities investment (with limited exceptions such as government securities). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The restrictions also include a ban on trading securities based on information about the trading within a Fund.

ADMINISTRATIVE SERVICES AND DISTRIBUTION AGREEMENTS

Under an Administration and Shareholder Servicing
Agreement between the Trusts and the Investment Manager, the Investment Manager also serves as administrator (the "Administrator") of the Trusts. Under the terms of this agreement, the Administrator will provide various administrative services to the Trusts, including shareholder servicing and other Fund support. This agreement was
effective as of August 1, 2000.   Prior to that time, the
Trusts did not have a comparable agreement in place.

Under a Distribution Agreement between the Trusts and Managers Distributors, Inc. (the "Distributor"), the Distributor serves as distributor in connection with the offering of Fund shares on a no-load basis. The Distributor bears certain expenses associated with the distribution and sale of shares of the Fund. The Distributor acts as agent in arranging for the sale of a Fund's shares without sales commission or other compensation and bears all advertising and promotional expenses incurred in the sale of such shares.

The Distribution Agreement between the Trusts and the Distributor may be terminated by either party under certain specified circumstances and will automatically terminate on assignment in the same manner as the Management Agreements. The Distribution Agreement may be continued annually so long as such continuation is specifically approved at least annually by either the Trustees of the Trusts or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trusts cast in person at a meeting called for the purpose of voting on such approval.

CUSTODIAN

State Street Bank and Trust Company (the "Custodian"),
1776 Heritage Drive, North Quincy, Massachusetts, is the Custodian for the Funds. It is responsible for holding all cash assets and all portfolio securities of the Funds, releasing and delivering such securities as directed by the Funds, maintaining bank accounts in the names of the Funds, receiving for deposit into such accounts payments for shares of the Funds, collecting income and other payments due the Funds with respect to portfolio securities and paying out monies of the Funds.

The Custodian is authorized to deposit securities in securities depositories or to use the services of subcustodians, including foreign subcustodians, to the extent permitted by and subject to the regulations of the SEC.

TRANSFER AGENT

Boston Financial Data Services, Inc., a subsidiary of
State Street Bank and Trust Company, P.O. Box 8517, Boston,
Massachusetts 02266-8517, is the transfer agent (the
"Transfer Agent") for the Funds.  PFPC Brokerage Services,
P.O. Box 61487, King of Prussia, Pennsylvania 19406-0897, may serve as sub-transfer agent for the Funds in certain circumstances.

INDEPENDENT PUBLIC ACCOUNTANTS

PricewaterhouseCoopers LLP, 160 Federal Street,
Boston, Massachusetts 02110 is the independent public accountant for the Funds. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of the Funds, assists in the preparation and/or review of each Fund's federal and state income tax returns and consults with the Funds as to matters of accounting and federal and state income taxation.

            BROKERAGE ALLOCATION AND OTHER PRACTICES

Transactions on U.S. stock exchanges, commodities markets and futures markets and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. In addition, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by a Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by a Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

The Sub-Advisory Agreements provide that Smith Breeden place all orders for the purchase and sale of securities which are held in each Fund's portfolio. In executing portfolio transactions and selecting brokers or dealers, it is the policy and principal objective of Smith Breeden to seek best price and execution. It is expected that securities will ordinarily be purchased in the primary markets. Smith Breeden shall consider all factors that it deems relevant when assessing best price and execution for a Fund, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).

In addition, when selecting brokers to execute transactions and in evaluating the best available net price and execution, Smith Breeden is authorized by the Trustees to consider the "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended), provided by the broker. Smith Breeden is also authorized to cause a Fund to pay a commission to a broker who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker would have charged for effecting that transaction. Smith Breeden must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided viewed in terms of that particular transaction or in terms of all the accounts over which Smith Breeden exercises investment discretion. Brokerage and research services received from such brokers will be in addition to, and not in lieu of, the services required to be performed by Smith Breeden. The fees of Smith Breeden are not reduced by reason of their receipt, if any, of such brokerage and research services. The Investment Manager may direct Smith Breeden to employ certain specific brokers who have agreed to pay certain Fund expenses. Thus use of such brokers is subject to best price and execution, and there is no specific amount of brokerage that is required to be placed through such brokers.

The Trustees will periodically review the total amount of commissions paid by the Funds to determine if the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to the Funds of using particular brokers or dealers.

Currently, Smith Breeden conducts extensive proprietary research, and is not dependent on any broker for such research and analysis and, thus is able to transact business with brokers regardless of the brokers' research capabilities or provision of such research to brokerage customers. Smith Breeden uses multiple electronic quotation services for trading and pricing purposes. Smith Breeden pays for these services directly out of its sub advisory fees.

The following table details the approximate brokerage commissions paid by the Funds for the last three fiscal years:



                          U.S. STOCK
FISCAL YEAR ENDED      MARKET PLUS FUND          SHORT FUND        INTERMEDIATE FUND
-----------------      -----------------      ------------------   ------------------
March 31, 2001           $ 85,920              $ 14,914              $ 4,245
March 31, 2000           $137,216              $ 23,765              $ 8,663
March 31, 1999           $ 48,899              $ 16,929              $ 5,999


             PURCHASE, REDEMPTION AND PRICING OF SHARES

PURCHASING SHARES

Investors may open accounts with the Funds through their financial planners or investment professionals, or by the Trusts in circumstances as described in the current Prospectus. Shares may also be purchased through bank trust departments on behalf of their clients and tax-exempt employee welfare, pension and profit-sharing plans. The Trusts reserve the right to determine which customers and which purchase orders the Trusts will accept.

Certain investors may purchase or sell Fund shares through broker-dealers or through other processing organizations that may impose transaction fees or other charges in connection with this service. Shares purchased in this way may be treated as a single account for purposes of the minimum initial investment. The Funds may from time to time make payments to such broker-dealers or processing organizations for certain recordkeeping services. Investors who do not wish to receive the services of a broker-dealer or processing organization may consider investing directly. Shares held through a broker-dealer or processing organization may be transferred into the investor's name by contacting the broker-dealer or processing organization or the Transfer Agent. Certain processing organizations and others may receive compensation from the Trusts' Investment Manager out of its legitimate profits in exchange for selling shares or for recordkeeping or other shareholder related services.

Purchase orders received by the Trusts before the close of business of the New York Stock Exchange (usually
4:00 p.m. New York Time), c/o Boston Financial Data
Services, Inc. at the address listed in the current
Prospectus on any Business Day will receive the net asset value computed that day. Orders received after that time from certain processing organizations, which have entered into special arrangements with the Investment Manager, will also receive that day's offering price. The broker-dealer, omnibus processor or investment professional is responsible for promptly transmitting orders to the Trusts. Orders transmitted to the Trusts at the address indicated in the current Prospectus will be promptly forwarded to the Transfer Agent. A Fund may refuse a purchase order for any reason.

Federal Funds or Bank Wires used to pay for purchase orders must be in U.S. dollars and received in advance, except for certain processing organizations which have entered into special arrangements with the Trusts.
Purchases made by check are effected when the check is received, but are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank.

To ensure that checks are collected by the Trusts, if shares purchased by check are sold before the check has cleared, the redemption proceeds will not be processed until the check has cleared. This may take up to 15 days unless arrangements are made with the Investment Manager. However, during this 15-day period, such shareholder may exchange such shares into any other series of the Trusts. The 15-day holding period for redemptions would still apply to shares received through such exchanges.

If the check accompanying any purchase order does not clear, or if there are insufficient funds in your bank account, the transaction will be canceled and you will be responsible for any loss which a Fund incurs. For current shareholders, the Funds can redeem shares from any identically registered account in the Funds as reimbursement for any loss incurred. The Trusts have the right to prohibit or restrict all future purchases in the event of any nonpayment for shares. Third-party checks which are payable to an existing shareholder who is a natural person (as opposed to a corporation or partnership) and endorsed over to the Trusts or the Custodian will be accepted.

In the interest of economy and convenience, share certificates will not be issued. All share purchases are confirmed to the record holder and credited to such holder's account maintained by the Transfer Agent.

REDEEMING SHARES

Any redemption orders received before the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. New York Time) on any Business Day will receive the net asset value determined at the close of regular trading on that Business day.

Redemption orders received after 4:00 p.m. will be redeemed at the net asset value determined at the close of trading on the next Business Day. Redemption orders transmitted to the address indicated in the Prospectus will be promptly forwarded to the Transfer Agent. If you are trading through a broker-dealer or investment advisor, such investment professional is responsible for promptly transmitting orders. There is no redemption charge. The
Funds reserve the right to redeem shareholder accounts
(after 60 days notice) when the value of the Fund shares in the account falls below $500 due to redemptions. Whether a Fund will exercise its right to redeem shareholder accounts will be determined by the Investment Manager on a case-by-case basis.

Payment of the redemption price may be made in whole or in part by a distribution in kind of securities from the Fund, in lieu of cash, in conformity with the applicable rule of the SEC. If shares are redeemed in kind, the redeeming shareholder might incur transaction costs in converting the assets to cash. The method of valuing portfolio securities is described under the "Net Asset
Value," and such valuation will be made as of the same time the redemption price is determined.

Investors should be aware that redemptions from a Fund may not be processed if a redemption request is not submitted in proper form. To be in proper form, the request must include the shareholder's taxpayer identification number, account number, Fund number and signatures of all account holders. All redemptions will be mailed to the address of record on the shareholder's account. In addition, if a shareholder sends a check for the purchase of shares of a Fund and shares are purchased before the check has cleared, the transmittal of redemption proceeds from the shares will occur upon clearance of the check which may take up to 15 days. The Funds reserve the right to suspend the right of redemption and to postpone the date of payment upon redemption beyond seven days as follows: (i) during periods when the NYSE is closed for other than weekends and holidays or when trading on the NYSE is restricted as determined by the SEC by rule or regulation, (ii) during periods in which an emergency, as determined by the SEC, exists that causes disposal by the Fund of, or evaluation of the net asset value of, portfolio securities to be unreasonable or impracticable, or (iii) for such other periods as the SEC may permit.

EXCHANGE OF SHARES

An investor may exchange shares from a Fund into shares of any series of the Trusts without any charge. An investor may make such an exchange if following such exchange the investor would continue to meet the Fund's minimum investment amount. Shareholders should read the current Prospectus of the series of the Trust they are exchanging into. Investors may exchange only into accounts that are registered in the same name with the same address and taxpayer identification number. Shares are exchanged on the basis of the relative net asset value per share. Since exchanges are purchases of a series of the Trust and redemptions of the Fund, the usual purchase and redemption procedures and requirements apply to each exchange. Shareholders are subject to federal income tax and may recognize capital gains or losses on the exchange for federal income tax purposes. Settlement on the shares of any series of a Trust will occur when the proceeds from redemption become available. The Trusts reserve the right to discontinue, alter or limit the exchange privilege at any time.

NET ASSET VALUE

Each Fund computes net asset value once daily on Monday through Friday on each day on which the NYSE is open for trading, at the close of business of the NYSE, usually
4:00 p.m. New York Time. Trading in certain securities is substantially completed each day at various times prior to the close of regular trading on the NYSE. The values of these securities used in determining the net asset value of a Fund's shares are computed as of such times. Because of the amount of time required to collect and process trading information of large numbers of securities issues, the values of certain securities (such as convertible bonds and U.S. Government securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the NYSE.
Occasionally, events affecting the value of such securities may occur between such times and the close of the NYSE that will not be reflected in the computation of a Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair market value following procedures approved by the Trustees.

The net asset value will not be computed on the day the following legal holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Funds may close for purchases and redemptions at such other times as may be determined by the Trustees to the extent permitted by applicable law. The time at which orders are accepted and shares are redeemed may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 p.m. New York time.

DIVIDENDS AND DISTRIBUTIONS

Each Fund declares and pays dividends and distributions as described in the current Prospectus. If a shareholder has elected to receive dividends and/or their distributions in cash and the postal or other delivery service is unable to deliver the checks to the shareholder's address of record, the dividends and/or distribution will automatically be converted to having the dividends and/or distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed dividend or redemption checks.

           CERTAIN FEDERAL INCOME TAX CONSIDERATIONS

The following summary of certain federal income tax considerations is based on current law, is for general information only, and is not tax advice. This discussion does not address all aspects of taxation that may be relevant to particular shareholders in light of their own investment or tax circumstances, or to particular types of shareholders (including insurance companies, financial institutions or broker dealers, foreign corporations, and persons who are not citizens or residents of the United
States) subject to special treatment under the federal income tax laws.

EACH SHAREHOLDER IS ADVISED TO CONSULT ITS OWN TAX
ADVISOR WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES TO IT
OF AN INVESTMENT IN A FUND, INCLUDING THE EFFECT AND
APPLICABILITY OF STATE, LOCAL, FOREIGN, AND OTHER TAX LAWS
AND THE POSSIBLE EFFECTS OF CHANGES IN FEDERAL OR OTHER TAX
LAWS. THIS DISCUSSION IS NOT INTENDED AS A SUBSTITUTE FOR
CAREFUL TAX PLANNING.

TAXATION OF THE FUNDS

Each of the Funds intends to qualify each year as a regulated investment company (a "RIC") for federal income tax purposes. To so qualify, each Fund must, among other things: (i) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to loans of securities and gains from the sale or other disposition of securities or certain other related income; and (ii) diversify its holdings so that at the end of each quarter of the taxable year (A) at least 50% of the value of each of the Fund's assets would be represented by cash, U.S. Government securities, securities of other RICs, and other securities which, with respect to any one issuer, do not represent more than 5% of the value of the Fund's assets nor more than 10% of the voting securities of such issuer and (B) not more than 25% of the value of the Fund's assets are invested in the securities of any one issuer
(other than U.S. Government securities or the securities of other RICs).

If the Funds qualify as RICs and distribute to their shareholders at least 90% of their net investment income (including tax-exempt interest and net short-term capital gain but not net capital gain, which is the excess of net long-term capital gains over net short term capital losses), then the Funds will not be subject to federal income tax on the income so distributed. However, the Funds will be subject to corporate income tax on any undistributed income. In addition, each of the Funds would be subject to a nondeductible 4% excise tax on the amount by which the income it distributed in any calendar year would be less than a minimum distribution amount. The minimum distribution amount required to avoid the excise tax for a calendar year equals the sum of (i) 98% of a Fund's ordinary income (excluding tax-exempt interest income) for such calendar year; (ii) 98% of the excess of capital gains over capital losses for the one year period ending on October 31 of each year; and (iii) 100% of the undistributed ordinary income and gains from prior years. For purposes of the excise tax, any income or capital gains retained by, and taxed in the hands of, a Fund will be treated as having been distributed.

The Funds intend to distribute sufficient income so as to avoid corporate income tax and excise tax. However, the Funds may elect to retain all or a portion of their net capital gain, as described under "Taxation of Shareholders-
Distributions" below.

Any capital losses resulting from the disposition of securities can be used only to offset capital gains and cannot be used to reduce a Fund's ordinary income. Such capital losses may be carried forward for eight years. If any capital losses have not been utilized at the time a Fund terminates, such capital losses will become unusable.

TAXATION OF SHAREHOLDERS

DISTRIBUTIONS. In general, all distributions to shareholders attributable to a Fund's net investment income
(including any tax-exempt interest income distributed) will be taxable as ordinary dividend income whether paid in cash or in additional shares.

To the extent a Fund realizes net capital gains, it intends to distribute such gains at least annually and designate them as capital gain dividends. Capital gain dividends are taxable as capital gains, whether paid in cash or in additional shares, regardless of how long the shares have been held. A Fund may elect to retain net capital gains and pay corporate income tax thereon. In such event, a Fund would most likely make an election that would require each shareholder of record on the last day of the Fund's taxable year to include in income for tax purposes his proportionate share of the Fund's undistributed net capital gain. If such an election is made, each shareholder would be entitled to credit his proportionate share of the tax paid by the Fund against his federal income tax liabilities and to claim refunds to the extent that the credit exceeds such liabilities. In addition, the shareholder would be entitled to increase the basis of his shares for federal tax purposes by an amount equal to the excess of his proportionate share of the undistributed net capital gain over the shareholders proportionate share of the tax paid by the Fund..

Shareholders receiving distributions in the form of additional shares will be treated for federal income tax purposes as receiving an equivalent amount of cash. In general, the basis of such shares will equal the amount of cash that the shareholder would have received if he had elected to receive distributions in cash.

Liquidating distributions which, in the aggregate, exceed a shareholder's basis in shares will be treated as gain from the sale of shares. If a shareholder receives, in the aggregate, liquidating distributions which are less than such basis, such shareholder will recognize a loss to that extent. Dividends and other distributions by a Fund are generally taxable to the shareholders at the time the dividend or distribution is made.

If a shareholder purchases shares at a cost that reflects an anticipated dividend, such dividend will be taxable even though it represents economically a return of part of the purchase price. Investors should consider the tax implications of buying shares shortly prior to a distribution.

SALE OR REDEMPTION OF SHARES. The sale, exchange, or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than one year. Otherwise the gain or loss on the sale, exchange or redemption of Fund shares generally will be treated as short-term capital gain or loss. In addition, any loss (not already disallowed as provided in the next sentence) realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other Fund shares are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

TAX-EXEMPT INVESTORS. If a shareholder that is a benefit plan investor (e.g., an individual retirement account, pension plan, 401(k) plan, or Keogh plan) or charitable organization (a "Tax Exempt Investor") incurs debt to finance the acquisition of its shares, a portion of the income received by the Tax-Exempt Investor with respect to its shares would constitute unrelated business taxable income ("UBTI"). In that case, the UBTI portion of the Tax Exempt Investor's income from its investment in a Fund for the year would equal the total income recognized by the Tax-Exempt Investor in that year multiplied by the ratio of the Tax-Exempt Investor's average acquisition debt balance to the average tax basis of its shares for the year. A Tax Exempt Investor is generally subject to federal income tax to the extent that its UBTI for a taxable year exceeds its annual $1,000 exclusion.

TAX CONSEQUENCES OF CERTAIN FUND INVESTMENTS

HEDGING TRANSACTIONS. Each of the Funds intends to engage in various hedging transactions. Under various provisions of the Code, the result of such investments and transactions may be to change the character of recognized gains and losses, accelerate the recognition of certain gains and losses, and defer the recognition of certain losses. For example, the tax treatment of futures contracts entered into by a Fund as well as listed nonequity options written or purchased by a Fund on U.S. exchanges (including options on debt securities and options on futures contracts) will be governed by section 1256 of the Code. Absent a tax election for "mixed straddles" (described below), each such position held by a Fund on the last business day of each taxable year will be marked to market (i.e., treated as if it were closed out), and all resulting gain or loss will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, with subsequent adjustments made to any gain or loss realized upon an actual disposition of such positions (currently, the 60% long-term portion will be treated as if held for more than 12 months). When a Fund holds an option or contract governed by section 1256 which substantially diminishes the Fund's risk of loss with respect to another position of its Portfolio not governed by section 1256 (as might occur in some hedging transactions), that combination of positions generally will be a "mixed straddle" that is subject to the straddles rules of section 1092 of the Code. The application of section 1092 might result in deferral of losses, adjustments in the holding periods of a Fund's securities and conversion of short-term capital losses into long-term capital losses. A Fund may make certain tax elections for its "mixed straddles" that could alter certain effects of section 1256 or section 1092.

TAX IMPLICATIONS OF CERTAIN INVESTMENTS. Certain of a Fund's investments, including investments in stripped securities, will create taxable income in excess of the cash they generate. In such cases, a Fund may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level.

The character of a Fund's taxable income will, in most cases, be determined on the basis of reports made to the Funds by the issuers of the securities in which they invest. The tax treatment of certain securities in which a Fund may invest is not free from doubt and it is possible that an IRS examination of the issuers of such securities could result in adjustments to the income of a Fund. The foregoing discussion is a general summary of certain of the current federal income tax laws regarding both Funds and investors in the shares.

             STANDARD PERFORMANCE MEASURES

PERFORMANCE

From time to time, the Funds may quote performance in terms of yield, actual distributions, total return or capital appreciation in reports, sales literature and advertisements published by the Funds. Current performance information for each of the Funds may be obtained by calling the number provided on the cover page of this Statement of Additional Information and in the Funds' current Prospectus.

TOTAL RETURN

The Funds may advertise performance in terms of average annual total return for 1-, 5- and 10-year periods, or for such lesser periods that the Funds have been in existence. Average annual total return is computed by finding the average annual compounded rates of return over the periods that would equate an initial amount invested to the ending redeemable value, according to the following formula:

P(1+T)n = ERV

where:

P	=	a hypothetical initial payment of $1,000
T	=	average annual total return
N	=	number of years
ERV	=	ending redeemable value of a hypothetical
$1,000 payment made at the beginning of
the 1, 5, or 10 year periods at the end
of said 1, 5, or 10 year periods (or
fractional portion thereof).

The figure is then annualized. The formula assumes that any charges are deducted from the initial $1,000 payment and assumes that all dividends and distributions by the Funds are reinvested at the price stated in the current
Prospectus on the reinvestment dates during the period.

YIELD

Current yield reflects the income per share earned by a Fund's portfolio investments. Current yield is determined by dividing the net investment income per share earned during a 30 day base period by the offering price or net asset value per share, as the case may be, on the last day of the period and analyzing the result, according to the following formula:

where:

a	=	dividends and interest earned during the
            period.
b	=	expenses accrued for the period (net of
            reimbursements).
c	=	the average daily number of shares
            outstanding during the period that were
            entitled to receive dividends.
d	=	the maximum offering price or net asset
            value per share, as the case may be, on
            the last day of the period.

The following table shows the average annual total return for the periods stated, and yield for the Funds for the 30-day period ended March 31, 2001.


                                        AVERAGE ANNUAL TOTAL RETURN

                       ONE YEAR       FIVE YEARS        INCEPTION        30-DAY YIELD
                       --------       ----------        --------          ------------
Short Fund              7.35%         5.54%            5.39%             7.35%
Intermediate Fund      12.17%         6.89%            7.68%             5.95%
U.S. Stock Market
  Plus Fund           -22.47%        13.05%           15.05%             6.07%

The investment results of the Funds, like all others, fluctuate over time. Thus, performance figures should not be considered to represent what an investment may earn in the future or what the yield or total return may be for any future period.

CURRENT DISTRIBUTION RATE

Yield, which is calculated according to a formula prescribed by the SEC, is not indicative of the amounts which will be paid to a Fund's shareholders. Amounts paid to shareholders are reflected in the quoted "current distribution rate." The current distribution rate is computed by dividing the total amount of dividends, excluding long-term capital gains, per share paid by a Fund during the past twelve months by its current net asset value. Under certain circumstances, such as when there has been a change in the amount of dividend payout, or a fundamental change in investment policies, it might be appropriate to annualize the dividends paid over the period such policies were in effect, rather than using the dividends during the past twelve months. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as short-term capital gains and net equalization credits and is calculated over a different period of time.

VOLATILITY

Occasionally statistics may be used to specify a Fund's volatility or risk. Measures of volatility or risk are generally used to compare fund net asset value or performance relative to a market index. One measure of volatility is beta. The ratio of the expected excess return on a Fund to the expected excess return on the market index is called beta. Equity funds commonly use the S&P 500 as their market index. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less that
1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation.
Standard deviation is used to measure variability of net asset value or total return around an average, over a specified period of time. The premise is that greater volatility connotes greater risk undertaken in achieving performance.

A statistic often used by sophisticated institutional investors when comparing the relative performance of portfolios is the Sharpe Ratio. This statistic is a Fund's excess return (relative to T-Bills) divided by the standard deviation of its returns.

COMPARISONS AND ADVERTISEMENTS

To help investors better evaluate how an investment in a Fund might satisfy their objective, advertisements regarding either of the Funds may discuss various measures of a Fund's performance as reported by various financial publications. Advertisements may also compare performance
(as calculated above) to performance as reported by other investments, indices, and averages. The following publications, indices, and averages may be used:

a)	Lipper-Mutual Fund Performance Analysis, Lipper-
Fixed Income Analysis, and Lipper-Mutual Fund
Indices - measures total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of sales charges.

b)	CDA Mutual Fund Report, published by CDA
Investment Technologies, Inc. - analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

c)	Mutual Fund Source book, published by
Morningstar, Inc. - analyzes price, yield, risk, and total return for equity and fixed income funds.

d)	Financial publications: Barron's, Business Week,
Changing Times, Financial World, Forbes, Fortune, and Money magazines - rate fund performance over specified time periods.

e)	Consumer Price Index (or Cost Of Living Index),
published by the U.S. Bureau of Labor Statistics
- a statistical measure of change, over time, in the price of goods and services, in major expenditure groups.

f)	Stocks, Bonds, Bills, and Inflation, published by
Ibbotson Associates - a historical measure of yield, price, and total return for common and small company stock, long-term government bonds, treasury bills, and inflation.

g)	Savings and Loan Historical Interest Rates - as
published in the U.S. Savings & Loan League Fact
Book.

h)	Salomon Brothers Broad Bond Index - measures
yield, price, and total return for Treasury, Agency, Corporate, and Mortgage bonds. All issues mature in one year or more and have at least $50 million outstanding, with the exception of mortgages. The entry criteria for mortgage issues is $200 million for each coupon.

i)	Salomon Brothers Mortgage Index - measures only
the mortgage component of the Salomon Brothers
Broad Bond Index.

j)	Salomon Brothers Composite High Yield Index or
its component indices - measures yield, price and total return for Long-Term High Yield Index,
Intermediate Term High Yield Index, and Long-Term
Utility High Yield Index.

k)	Lehman Brothers Aggregate Bond Index or its
component indices - measures yield, price and total return for Treasury, Agency, Corporate, Mortgage, and Yankee bonds.

l)	Lehman Brothers Government/Corporate Bond Index.

m)	Standard & Poor's Bond Indices - measure yield
and price of Corporate, Municipal, and Government bonds.

n)	Other taxable investments including certificates
of deposit (CD's), money market deposit accounts
(MMDA's), checking accounts, savings accounts, money market mutual funds, repurchase agreements, and government securities.

o)	Historical data supplied by the research
departments of Lehman Brothers, First Boston
Corporation, Morgan Stanley, Salomon Brothers,
Merrill Lynch, Goldman Sachs, Prudential
Securities and Donaldson Lufkin and Jenrette.

p)	IBC's Money Fund Report - industry averages for
7-day annualized and compounded yields of taxable, tax-free and government money funds.

q)	Total returns and yields for Treasury Securities
and fixed income indices as published by Ryan
Laboratories or other suppliers.

In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical, and in some cases is very different, to a Fund's portfolio, that the averages are generally unmanaged and that the items included in the calculations of such averages may not be identical to the formula used by a Fund to calculate its figures. In addition, there can be no assurance that a Fund will continue its performance as compared to such other averages.

Shareholders should note that the investment results of a Fund will fluctuate over time, and any presentation of a Fund's current yield or total return for any period should not be considered as a representation of what an investment may earn or what a shareholder's yield or total return may be in any future period.

Shareholders should also note that although the Funds believe that there are substantial benefits to be realized by investing in its shares, such investments also involve certain risks. (See "Investment Objectives and Policies of the Fund Risks of Mortgage Securities" in the Funds'
Prospectus).

        ADDITIONAL INFORMATION FOR INSTITUTIONAL INVESTORS

As the investments permitted to the Funds are include mortgage securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, the shares of either the Short Fund or the Intermediate Fund may be eligible for investment by federally chartered credit unions, federally chartered thrifts, and national banks. Either of the Funds may be a permissible investment for certain state chartered institutions as well, including state and local government authorities and agencies. Any financial institution or agency considering an investment in either of the Funds should refer to the applicable laws and regulations governing its operations in order to determine if a Fund is a permissible investment.

               FINANCIAL STATEMENTS

The audited Financial Statements and the Notes to Financial Statements for the Funds, and the Report of Independent Accountants of PricewaterhouseCoopers LLP, are incorporated by reference to this Statement of Additional Information from the respective annual report filings made with the Securities and Exchange Commission pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder on May 23, 2001. The accession number of such filing was 0000720309-01-500018. The Financial Statements and reports are available without charge by calling (800) 835-3879, on our Internet website at http://www.managersfunds.com or on the SEC's Internet website at http://www.sec.gov.

           DESCRIPTION OF BOND RATINGS ASSIGNED BY
                  STANDARD & POOR'S AND
               MOODY'S INVESTORS SERVICE, INC.

                   STANDARD & POOR'S

                        AAA

An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

                         AA

An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

                         A

An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

                        BBB

An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

                        BB

An obligation rated 'BB' is less vulnerable to nonpayment that other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

                        B

An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

                       CCC

An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

                       CC

An obligation rated 'CC' is currently highly vulnerable to nonpayment.

                       C

A subordinated debt or preferred stock obligation rated 'C' is CURRENTLY HIGHLY VULNERABLE to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

                       D

An obligation rated 'D' is in payment default.  The
'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.
The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                     r

This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations liked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk - such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

                      N.R.

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

           MOODY'S INVESTORS SERVICE, INC.

                       Aaa

Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                       Aa

Bonds which are rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

                        A

Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

                       Baa

Bonds which are rated Baa are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.
Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                       Ba

Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                        B

Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                        Caa

Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

                       Ca

Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                       C

Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa.
The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

                 PART C
      To the Registration Statement of
        Managers Trust I (the "Trust")

ITEM 23.	EXHIBITS.
--------    ---------

(a)      Declaration of Trust:  incorporated by reference
(b)      By-Laws: incorporated by reference
(c)      Instruments Defining Rights of Security Holders:
         incorporated by reference
(d)(i)   Fund Management Agreement between The Managers Funds
         LLC and Managers Trust I.(i)
(d)(ii)  Sub-Advisory Agreement between The Managers Funds LLC and Smith Breeden Associates, Inc.(i)
(e)	   Distribution Agreement between Managers Distributors, Inc.
         and Managers Trust I:  filed herewith
(f)	   Not Applicable
(g)	   Custodian Contract between State Street Bank and Trust
         Company and Managers Trust I.(i)
(h)(i) Other Material Contracts: Administration and Shareholder Servicing Agreement.(i)
(h)(ii)  Transfer Agency and Service Agreement between Managers Trust
         I and State Street Bank and Trust Company.(i)
(i)	   Legal Opinion:  incorporated by reference to pre-effective amendment number 2 filed April 14, 1992
(j)(i)   Consent of Deloite & Touche LLP:  filed herewith
(j)(ii)  Consent of PricewaterhouseCoopers LLP:  filed herewith
(k)	   Not Applicable
(l)	   Initial Capital Agreements: incorporated by reference
(m)	   Plan of Distribution for Managers Trust I:  incorporated by reference
(n)	   Rule 18f-3 Multiclass Plan: not applicable
(o)(i)   Code of Ethics of Managers Trust I.(i)
(o)(ii)  Code of Ethics of The Managers Funds LLC:  filed herewith
(o)(iii) Code of Ethics of Smith Breeden Associates, Inc.(i)
(p)	   Powers of Attorney.(i)
-------------------------------------------------------------------------
(i)	Filed as an exhibit to the Trust's Registration Statement on Form
      N-1A, Registration No. 033-44909 (filed August 1, 2001), under the same exhibit number.

ITEM 24.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.
--------    ---------------------------------------------------------------
            None.

ITEM 25.	INDEMNIFICATION.
--------    ----------------

Reference is made to Article IV, Sections 4.2 and 4.3 of Registrant's Declaration of Trust with respect to indemnification of the trustees and officers of Registrant against liabilities which may be incurred by them in such capacities. Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Act"), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission ("SEC"), such indemnification is against public policy as expressed in the act, and is therefore, unenforceable.
In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, an officer or a controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, Officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the act and will be governed by the final adjudication of such issue.

Each disinterested Trustee has entered into an indemnity agreement with the Adviser whereby the Adviser Indemnifies each disinterested Trustee against defense costs in connection with a civil claim which involves the Trustee by virtue of his position with the fund.

ITEM 26.	BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.
--------    -----------------------------------------------------

The Managers Funds LLC, a registered investment adviser, is a subsidiary of Affiliated Managers Group, Inc. ("AMG") and AMG serves as its
Managing Member. The Managers Funds LLC serves as an investment adviser to investment companies registered under the 1940 Act. The business and other connections of the officers and directors of The Managers Funds LLC are listed in Schedules A and D of its ADV Form as currently on file with the Commission, the text of which Schedules are hereby incorporated herein by reference. The file number of said ADV Form is 801-56365.

The Managers Funds LLC hires Sub-Adviser(s) for each Fund of the Trust. The business and other connections of the officers and directors of each Sub-Adviser are listed in their respective Schedules A and D of its ADV Form as currently on file with the Commission, the text of which Schedules are hereby incorporated herein by reference. The Sub-Adviser for each Fund in Managers Trust I is Smith Breeden Associates, Inc, whose ADV Form file number is 801-17567.

ITEM 27.	PRINCIPAL UNDERWRITERS.
--------    -----------------------

(a) Managers Distributors, Inc. acts as principal underwriter for the Trust. Managers Distributors, Inc. also acts as principal underwriter for The Managers Funds, Managers AMG Funds and
     Managers Trust II.

(b) The following information relates to the directors, officers and partners of Managers Distributors, Inc.:


	NAME AND PRINCIPAL                     POSITIONS AND OFFICES            POSITIONS AND OFFICES
      BUSINESS ADDRESS                       WITH UNDERWRITER                 WITH FUND
      -------------------                    ----------------------           ---------------------

	Nathaniel Dalton			             Director	                  	None
	c/o Affiliated Managers Group, Inc.
	Two International Place, 23rd Floor
	Boston, Massachusetts 02110

	Daniel J. Shea				       Director                           None
	c/o Affiliated Managers Group, Inc.
	Two International Place, 23rd Floor
	Boston, Massachusetts 02110

	John Kingston, III	                   Director and Secretary             None
	c/o Affiliated Managers Group, Inc.
	Two International Place, 23rd Floor
	Boston, Massachusetts 02110

	Peter M. Lebovitz			              President                         President
	c/o The Managers Funds LLC
	40 Richards Avenue
	Norwalk, Connecticut 06854

	Donald S. Rumery			              Treasurer                         Secretary and Treasurer
	c/o The Managers Funds LLC
	40 Richards Avenue
	Norwalk, Connecticut 06854

	Laura A. Pentimone			       Assistant Secretary		      Assistant Secretary
	c/o The Managers Funds LLC
	40 Richards Avenue
	Norwalk, Connecticut 06854

(c) Not Applicable.

ITEM 28.	LOCATION OF ACCOUNTS AND RECORDS.
--------    ---------------------------------

The accounts, books or other documents required to be maintained by section 31(a) of the investment company act of 1940 and the rules thereunder will be kept by the Registrant at the following offices:

(1)	At the offices of the Registrant at 40 Richards Avenue,
Norwalk, Connecticut 06854 and at the offices of the Custodian, State Street Bank and Trust Company, 225 Franklin Street Boston, Massachusetts 01171 and 1776 Heritage Drive, North Quincy, Massachusetts 01171 and at the offices of the Transfer Agent, Boston Financial Data Services, Inc., 1776 Heritage Drive, North Quincy, Massachusetts 01171.

 (2)	Smith Breeden Associates, Inc., 100 Europa Drive, Suite 200,
Chapel Hill, NC 27514

ITEM 29.	MANAGEMENT SERVICES.
--------    --------------------

There are no management-related service contracts other than the Fund Management Agreement relating to management services described in Parts A and B.

ITEM 30.	UNDERTAKINGS.
--------    -------------

(a)	The Registrant previously has undertaken to promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any trustee or trustees when requested in writing to do so by the record holders of not less than 10 percent of the Registrant's outstanding shares and to assist its shareholders in accordance with the requirements of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

(b)	The Registrant hereby undertakes to furnish to each person to whom a prospectus is delivered a copy of the Registrant's latest annual report to shareholders upon request and without charge.

EXHIBIT (e)
-----------

                 FORM OF
          DISTRIBUTION AGREEMENT
             MANAGERS TRUST I


AGREEMENT made this 1st day of April, 2001 by and between MANAGERS TRUST I, a Massachusetts business trust (the "Trust"), and MANAGERS DISTRIBUTORS, INC., a Delaware corporation (the
"Distributor").

WITNESSETH:

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company and it is in the interest of the Trust to offer shares of the one separate series of the Trust, and such other series as may be created from time to time (each a "Fund," and collectively, the "Funds") for sale as described in the Prospectus and Statement of Additional Information of the Trust; and

WHEREAS, the Distributor is registered as a broker-dealer under the Securities Act of 1934, and is a member of the National
Association of Securities Dealers, Inc. (the "NASD"); and

WHEREAS, the Trust and the Distributor wish to enter into an agreement with each other with respect to the offering of the Trust's shares in order to promote the growth of the Trust and facilitate distribution of its shares;

NOW, THEREFORE, it is hereby mutually agreed as follows:

1.	The Trust hereby appoints Distributor as an underwriter of the shares of beneficial interest of the Trust (the "Shares"), as an independent contractor upon the terms and conditions hereinafter set forth. Except as the Trust may from time to time agree, Distributor will act as agent for the Trust and not as principal.
The Distributor shall be a representative of the Trust to act as an underwriter and distributor of Shares of the Trust sold to certain high net worth individuals, persons or entities resident outside the United States, and institutions other than banks, (collectively "Purchasers"), as agreed to by Interactive Financial Solutions, Inc. (the "Principal Underwriter").

2.	Distributor will use its best efforts to find Purchasers for the Shares, to promote the distribution of the Shares, and may obtain orders from brokers, dealers, or other persons for sales of Shares to them for the account of Purchasers. The Distributor may enter into agreements, in form and substance satisfactory to the Trust, with dealers and other persons selected by the Distributor ("Selected Dealers"), providing for the sale to such Selected Dealers and resale by them to Purchasers of Shares at the applicable public offering price. No dealer, broker, or other person shall have any authority to act as agent for the Trust; such dealer, broker, or other person shall act only as dealers for their own accounts or as agents for their customers. Nothing herein contained shall prevent the Distributor from serving as principal underwriter with other investment companies so long as those investment companies either (a) invest all of their assets in shares of the same registered investment company "core" as does the Trust (i.e., are the other "feeders" in the same "core" as the Trust); or (b) do not have the same investment objectives as any series of the Trust and the performance of the Distributor's obligations hereunder is not impaired thereby.

3.	Sales of Shares by the Distributor shall be made at the
applicable public offering price determined in the manner set forth in the current Prospectus and/orStatement of Additional Information of the Trust, as amended or supplemented, at the time of the Trust's acceptance of the order for Shares of a Fund. It is understood and agreed that the applicable public offering price of Shares is currently net asset value. All orders shall be subject to acceptance by the Trust, and the Trust reserves the right in its sole discretion to reject any order received. The Trust shall not be liable to the Distributor or any other person for failure to accept any order.

4.	On all sales of Shares, the Trust shall receive the current net asset value. If sales charges are described in the then-current Prospectus and Statement of Additional Information of the Trust, as amended or supplemented, the Distributor shall be entitled to receive such sales charges. The Distributor may reallow all or a part of any such sales charges to such brokers, dealers, or other persons as Distributor may determine. In the event that a sales charge is in effect and Shares of a Fund are redeemed or repurchased by the Trust or the Distributor as agent for the Trust, within seven business days after confirmation by the Distributor of the original purchase order, the Distributor shall pay to the Trust, for the account of that Fund, the Distributor's portion of the sales load paid on such Shares. In such case, the Distributor shall require the dealer or other person that sold the Shares so redeemed or repurchased to refund to the Distributor the full discount allowed to the dealer or other person on the sale and, upon the receipt of such discount, the Distributor shall pay the same to the Trust, for the account of the appropriate Fund.

5. The Trust agrees to supply to the Distributor, either directly or indirectly, promptly after the time or times at which net asset value is determined, on each day on which the New York Stock Exchange is open for business and on such other days as the Trustees of the Trust may from time to time determine (each such day being hereinafter called a "business day"), statement of the net asset value of each Fund of the Trust having been determined in the manner set forth in the then-current Prospectus and Statement of Additional Information of the Trust, as amended or supplemented. Each determination of net asset value shall take effect as of the time or times on each business day as set forth in the then-current Prospectus of the Trust, as amended or supplemented, and shall prevail until the time as of which the next determination is made. The Distributor may reject any order for Shares. The Trust, or any agent of the Trust designated in writing by the trust shall be promptly advised of all purchase orders for Shares received by the Distributor. Any order may be rejected by the Trust (or its agent). The Trust (or its agent) will confirm orders upon their receipt and will make appropriate book entries. The Distributor agrees to cause payment to be delivered promptly to the Trust (or its agent).

6.	(a) All sales literature and advertisements used by the Distributor in connection with sales of Shares shall be subject to approval by the Trust. The Trust authorizes the Distributor, in connection with the sale or arranging for the sale of Shares, to provide only such information and to make only such statements or representations as are contained in the Trust's then-current Prospectus and Statement of Additional Information, as amended or supplemented, or in such financial and other statements which are furnished to the Disuibutor pursuant to the next paragraph or as may properly be included in sales literature or advertisements in accordance with the provisions of the Securities Act of 1933 (the "1933 Act"), the 1940 Act and applicable rules of the NASD. The Trust shall not be responsible in any way for any information provided or statements or representations made by the Distributor or its representatives or agents other than the information, statements and representations described in the preceding sentence.

(b) The Trust shall keep the Distributor fully informed with regard to its affairs, shall furnish the Distributor with a copy of all financial statements of the Trust and a signed copy of each report prepared for the Trust by its independent auditors, and shall cooperate fully in the efforts of the Distributor to sell the Shares and in the performance by the Distributor of all its duties under this Agreement. Copies of the then-current Prospectus and Statement of Additional Information and all amendments or supplements thereto will be supplied by the Trust to the Distributor in reasonable quantities upon request.
The costs of printing Prospectuses and Statements of Additional Information for prospective investors shall be borne by the Principal Underwriter.

7.	Distributor agrees to comply with the Rules of Fair Practice of the NASD.

8.	(a) Any of the outstanding shares may be tendered for redemption at any time, and the Trust agrees to redeem shares so tendered in accordance with its Declaration of Trust as amended from time to time, and in accordance with the applicable provisions of the Prospectus. The price to be paid to redeem or repurchase shares shall be equal to the net asset value determined as set forth in the Prospectus. All payments by the Trust hereunder shall be made in the manner set forth in Paragraph (b) below.

(b)	The Trust shall pay the total amount of the redemption price as defined in the above paragraph pursuant to the instructions of the Distributor on or before the seventh day subsequent to its having received the notice of redemption in proper form.

(c)	Redemption of shares or payment may be suspended at times when the
New York Stock Exchange is closed for other than customary weekends and holidays, when trading on said Exchange is restricted, when an emergency exists as a result of which disposal by the Trust of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Trust fairly to determine the value of its net assets, or during any other period when the Securities and Exchange Commission, by order, so permits.

9.  	The Trust has delivered to the Distributor a copy of the Trust's
Declaration of Trust as currently in effect and agrees to deliver to the Distributor any amendments thereto promptly upon the filing thereof with the Office of the Secretary of State of The Commonwealth of Massachusetts.

10. 	The Trust represents and warrants that its Registration Statement, post-effective amendments, Prospectus and Statement of Additional Information (excluding statements relating to the Distributor and the services it provides that are based upon information furnished by the Distributor expressly for inclusion therein) shall not contain any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that all statements or information furnished to the Distributor, pursuant to Section 6(b) hereof, shall be true and correct in all material respects.

 11. 	The Trust agrees to indemnify and hold harmless the Distributor, its officers, and each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act, against any losses, claims, damages, liabilities and expenses (including the cost of any legal fees incurred in connection therewith) which the Distributor, its officers, or any such controlling person may incur under the 1933 Act, under any other statute, at common law or otherwise, arising out of or based upon

	(a) any untrue statement or alleged untrue statement of a material fact contained in the Trust's Registration Statement, Prospectus or Statement of Additional Information (including amendments and supplements thereto), or

(b) any omission or alleged omission to state a material fact required to be stated in the Trust's Registration Statement, Prospectus or Statement of Additional Information necessary to make the statements therein not misleading, provided, however, that insofar as losses, claims, damages, liabilities, or expenses arise out of or are based upon any such untrue statement or omission or alleged untrue statement or omission made in reliance and in conformity with information furnished to the Trust by the Distributor for use in the Trust's Registration Statement, Prospectus or Statement of Additional Information (including amendments and supplements thereto), such indemnification is not applicable. In no case shall the Trust indemnify the Distributor, its officers or its controlling person as to any amounts incurred for any liability arising out of or based upon any actions for which the Distributor, its officers, or any controlling person would otherwise be subject to liability by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of the reckless disregard of its obligations and duties under this Agreement.

12.	The Distributor agrees to indemnify and hold harmless the Trust, its officers and Trustees and each person, if any, who controls the Trust within the meaning of Section 15 of the 1933 Act against any losses, claims, damages, liabilities, and expenses (including the cost of any legal fees incurred in connection therewith) which the Trust, its officers, Trustees or any such controlling person may incur under the 1933 Act, under any other statute, at common law or otherwise arising out of the acquisition of any Shares by any person which may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Trust's
Registration Statement, Prospectus or Statement of Additional
Information (including amendments and supplements thereto), or any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished, or confirmed in writing, to the Trust by the Distributor for use therein.

13.  	The Distributor shall bear the expense of preparing, printing and distributing advertising and sales literature for Purchasers, and of distributing Prospectuses and Statements of Additional Information in connection with the sale or offering of Shares to Purchasers. The Trust shall bear the expense of registering Shares under the 1933 Act and the Trust under the 1940 Act, qualifying shares for sale under the so-called "blue sky" laws of any state, the preparation and printing of Prospectuses, Statements of Additional Information and reports required to be filed with the SEC and other authorities, the preparation, printing and mailing of Prospectuses and Statements of Additional Information to shareholders of the Trust, and the direct expenses of the issue of Shares.

14.	(a) This Agreement shall become effective on the date hereof and shall remain in full force and effect until March 30, 2002, and may be continued from year to year thereafter; provided, that such continuance shall be specifically approved no less frequently than annually by the Trustees of the Trust or by a majority of the outstanding voting securities of the Trust, and in either case, also by a majority of the Trustees who are not interested persons of the Trust or the Distributor ("Disinterested Trustees"). If such continuance is not approved, the Agreement shall terminate upon the date specified by the Trustees in written notice to the Distributor, which shall be no more an 60 days after the date upon which such notice of non-renewal is delivered personally or mailed registered mail, postage prepaid, to the Distributor. This Agreement may be amended with the approval of the Trustees or a majority of the outstanding voting securities of the Trust, provided that in either case, such amendment shall also be approved by a majority of the Disinterested Trustees.

(b)	If the Trustees determine in good faith that there is reasonable cause to believe that the Distributor is violating applicable federal or state law in connection with the distribution of shares of the Trust and, after written notice to Distributor of such violation which Distributor fails to cure to the satisfaction of the Trustees within 10 days of receipt of such notice, the Trustees determine that the continuation in effect of this Agreement will result in further such violations, to the detriment of the Trust or its shareholders, then this Agreement may be terminated by the Trust without payment of any penalty. Such termination may be effected by written notice delivered personally or mailed registered mail, postage prepaid, to the Distributor.

(c) This Agreement shall automatically terminate if it is assigned by the Distributor.

(d) Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC validly issued pursuant to the 1940 Act. Specifically, the terms "interested persons," "assignment" and "vote of a majority of the outstanding voting securities," as used in this Agreement, shall have the meanings assigned to them by Section 2(a) of the 1940 Act.
In addition, when the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is modified, interpreted or relaxed by a rule, regulation or order of the SEC, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. The Trust and the Distributor may from time to time agree on such provisions interpreting or clarifying the provisions of this Agreement as, in their joint opinion, are consistent with the general tenor of this Agreement and with the specific provisions of this Paragraph 14(d). Any such interpretations or clarifications shall be in writing signed by the parties and annexed hereto, but no such interpretation or clarification shall be effective in contravention of any applicable federal or state law regulations, and no such interpretation or clarification shall be deemed to be an amendment of this Agreement.

(e)	This Agreement is made in the State of Connecticut and except insofar as the 1940 Act or other federal laws and regulations may be controlling, this Agreement shall be governed by, and construed and enforced in accordance with, the internal laws of the State of Connecticut.

(f)	This Agreement is made by the Trust pursuant to authority granted by the
Trustees and the obligations created hereby are not binding on any of the Trustees or shareholders of the Trust, individually, but bind only assets belonging to the Trust.

IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed by their respective officers thereunto duly authorized at Norwalk, Connecticut, on the day and year first written above.

MANAGERS TRUST I

By:    __________________

Title: _________________

MANAGERS DISTRIBUTORS, INC.

By:    __________________

Title: _________________

EXHIBIT (j)(i)
--------------
                       INDEPENDENT AUDITORS' CONSENT


We consent to the references to us under the heading "Financial Highlights" in the Prospectus of The Managers Funds - Managers Short Duration Government Fund, Managers Intermediate Duration Government Fund and Managers U.S. Stock Market Plus Fund, which is a part of Post-Effective Amendment No. 21 to Registration Statement No. 033-44909 of Managers Trust I on Form N-1A.


Deloitte & Touche LLP
New York, New York
July 31, 2001

EXHIBIT (j)(ii)
---------------

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated May 18, 2001, relating to the financial statements and financial highlights which appears in the March 31, 2001 Annual Report to Shareholders of Managers U.S. Stock Market Plus Fund, Managers Short Duration Government Fund and Managers Intermediate Duration Government Fund, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights", "Independent Public Accountants" and "Financial Statements" in such Registration Statement.


PricewaterhouseCoopers LLP
Boston, Massachusetts
July 31, 2001

EXHIBIT (o)(ii)
---------------
                          CODE OF ETHICS FOR
                         THE MANAGERS FUNDS LLC
                                AND
                         MANAGERS DISTRIBUTORS, INC.

Adopted March 1, 2001


I.	PURPOSE

This Code of Ethics (the "Code") has been adopted in accordance with Rule 17j-1(b) under the Investment
Company Act of 1940, as amended (the "Act"), and shall serve as the Code for both The Managers Funds LLC and Managers
Distributors, Inc.

We have a fiduciary duty to our clients which requires each employee to act solely for the benefit of clients. Rule 17j-1 under the Act generally proscribes fraudulent or manipulative practices with respect to purchases or sales of securities held or to be acquired by investment companies, if effected by affiliated persons of such companies or of their investment advisers or principal underwriters. The purpose of this Code is to provide regulations and procedures consistent with the Act, and Rule 17j-1 thereunder. Rule 17j-1(a) sets forth the following general prohibitions:

It shall be unlawful for any affiliated person of or principal underwriter for a registered investment company, or any affiliated person of an investment adviser of or principal underwriter for a registered investment company in connection with the purchase or sale, directly or indirectly, by such person of a security held or to be acquired, as defined in the Rule, by such registered investment company to:

1.	employ any device, scheme or artifice to defraud such registered investment company;

2.	make to such registered investment company any untrue statement of material fact or omit to state to such registered investment company a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading;

3.	engage in any act, practice, or course of business which
operates or would operate as a fraud or deceit upon any such registered investment company; or

4.	engage in any manipulative practice with respect to such
registered investment company.

	Also, each employee has a duty to act in the best interest of the firm. In addition to the various laws and regulations covering our activities, it is clearly in our best interest as a professional investment advisory organization to avoid potential conflicts of interest or even the appearance of such conflict with respect to the conduct of our officers and employees. While it is not possible to anticipate all instances of potential conflict, the standard is clear.

II.	GENERAL PRINCIPLES

In light of our professional and legal responsibilities, we believe it is appropriate to restate and periodically distribute the firm's Code to all employees. Our aim is to be as flexible as possible in our organization and our internal procedures, while simultaneously protecting our organization and our clients from the damage that could arise from a situation involving a real or apparent conflict of interest. As a general principle, it is imperative that those who work on behalf of an Investment Company avoid any situation that might compromise, or call into question, their exercise of fully independent judgment in the interests of shareholders. If you have any doubt as to the propriety of any activity, you should consult the Compliance Department.

While it is not possible to specifically define and prescribe rules regarding all possible cases in which conflicts might arise, this Code is designed to set forth our policy regarding employee conduct in those situations in which conflicts are most likely to develop.
As you consider the more detailed portions of the Code below, you should keep in mind the following fundamental fiduciary principles that govern personal investment activities:

A.	The interests of the shareholders must come first.  In any decision relating to your personal investments, you must scrupulously avoid serving your own interests ahead of those of the shareholders.

B.	Personal investments should comport with both the letter and the spirit of this Code, and should avoid any actual or potential conflicts of interest.

C.	Employees should not take inappropriate advantage of their position.

III.	DEFINITIONS

A.	"Adviser" means The Managers Funds LLC.

B.	"Access Person" means any director, officer, member or Advisory Person of
Managers.

C.	"Advisory Person" means (1) any employee of Managers or of any company in a Control relationship to Managers, who in connection with his or her regular functions or duties, makes, participates in, or obtains information regarding the purchase or sale of a security by an Investment Company, or whose functions relate to the making of any recommendations with respect to such purchases or sales; and
(2) any natural person in a Control relationship, or deemed by the Review Officer to be in a control relationship, to Managers who obtains information concerning the recommendations made to an Investment Company with regard to the purchase or sale of a security.

D.	A security is "being considered for purchase or sale" when a recommendation to purchase or sell a security has been made and communicated and, with respect to the person making the recommendation, when such person seriously considers making such a recommendation.

E	"Beneficial Ownership" shall be interpreted to include any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares a direct or indirect pecuniary interest in the security. As set forth in Rule 16a-1(a)(2) of the Securities Exchange Act of 1934, the term
"pecuniary interest" in securities shall mean the opportunity, directly or indirectly, to profit or share in any profit derived from a transaction in the subject securities.

F.	"Control" shall have the same meaning as that set forth in
Section 2(a)(9) of the Act.

G.	"Distributor" means Managers Distributors, Inc.

H.	"Employee" means any person employed by either the Adviser
or the Distributor.

I.	"Investment Company" means a company registered as such under the Act or any series thereof for which the Adviser is an investment adviser or the Distributor is a principal underwriter.

J.	"Managers" means the Adviser and the Distributor, collectively.

H.	"Non-Access Person" means any employee of Managers who, pursuant to the procedures set forth in Section VIII of this Code, is determined not to be an Access Person.

I.	"Personal Securities Transactions" means transactions in
Securities (i) for your own account, including IRAs, or (ii) for an account in which you have indirect beneficial ownership, unless you have no direct or indirect influence or control over the account. Accounts involving family (including husband, wife, minor children or other dependent relatives), or accounts in which you have a beneficial interest (such as a trust of which you are an income or principal beneficiary) are included within the meaning of "indirect beneficial interest."

J.	"Purchase or sale of a security" includes, among other things, the writing of an option to purchase or sell a security, the conversion of a convertible security, and the exercise of a warrant for the purchase of a security.

K.	"Review Officer" means the officer of the Adviser and/or the
Distributor designated from time-to-time by Managers to receive and review reports of purchases and sales by Access Persons.

L.	"Security" shall have the meaning set forth in Section 2(a)(36)
of the Act, except that it shall not include (i) direct obligations of the Government of the United States, (ii) bankers' acceptances, bank certificates of deposit, commercial paper and high quality short-term debt instruments, including repurchase agreements, and (iii) shares issued by registered open-end investment companies (including shares of registered open-end investment companies that are traded on an exchange).

M.	"Security held or to be acquired" by an Investment Company
means any Security which, within the most recent 15 days, (i) is or has been held by such company, or (ii) is being or has been considered by such company or its Adviser for purchase by such company.


IV.	EXEMPTED TRANSACTIONS

The following transactions are exempt from the restrictions and procedures on personal securities transactions set forth in
Section V.A.1 below:

A.	Purchases or sales effected in any account over which
the Access Person has no direct or indirect influence or Control;

B.	Purchases or sales which are non-volitional on the part of
the Access Person;

C.	Purchases which are part of an automatic dividend reinvestment plan;

D.	Purchases and sales for which the Review Officer has granted an exemption. The Review Officer may grant exemptions from the personal trading restrictions in this Code upon determining that the transaction for which an exemption is requested would not violate any policy embodied in this Code and that an exemption is appropriate to avoid an injustice to the employee in the particular factual situation presented. Factors to be considered may include:
the size and holding period of the employee's position in the security, the market capitalization of the issuer, the liquidity of the security, the reason for the employee's requested transaction, the amount and timing of client trading in the same or a related security, and other relevant factors.

	Any employee wishing an exemption should submit a written request to the Review Officer setting forth the pertinent facts and reasons why the employee believes that the exemption should be granted. Employees are cautioned that exemptions are intended to be exceptions, and repetitive exemptive applications by an employee will not be well received.

V.	RESTRICTIONS AND PROCEDURES ON PERSONAL SECURITIES
TRANSACTIONS

A.	Prohibited Purchases and Sales - Except as otherwise provided in Section IV hereof:

	1.	No Access Person shall purchase or sell, directly or
indirectly, any Security which he or she has, or by reason of such transaction acquires, any direct or indirect beneficial ownership and which he or she knows or should have known at the time of such purchase or sale:

(a)	is being considered for purchase or sale by an Investment
Company; or

(b)	is being purchased or sold by an Investment Company.

2.	No Access Person shall reveal to any other person (except in the normal course of his or her duties on behalf of an Investment Company) any information regarding Securities transactions by an Investment Company or consideration by an Investment Company or Managers of any such Securities transaction.

B.	Gifts:	No Access Person shall receive any gift or other
thing of more than de minimis value ($100) from any person or entity that does business with or on behalf of an Investment Company.

C.	Other Conflicts of Interest:     Access Persons should also be
aware that areas other than personal securities transactions or gifts and sensitive payments may involve conflicts of interest. The following should be regarded as examples of situations involving real or potential conflicts rather than a complete list of situations to avoid.

1.	"Inside Information" - Specific reference is made to
Managers' collective policy on the use of "inside information" which applies to Personal Securities Transactions as well as to client transactions.

2.	"Use of Information" - Information acquired in connection with employment by the organization may not be used in any way which might be contrary to or in competition with the interests of clients.

3.	"Disclosure of Information" - Information regarding actual or contemplated investment decisions, research priorities or client interests should not be disclosed to persons outside of our organization and in no way can be used for personal gain.


VI.	COMPLIANCE PROCEDURES

A.	Preclearance:	All Access Persons are required to
"preclear" Personal Securities Transactions prior to execution through the Review Officer. This includes bonds, stocks (including closed-end funds), convertibles, preferreds, options on securities, warrants, rights, etc. for domestic and foreign Securities whether publicly traded or privately placed. In addition, the Review Officer may require non-Access Persons to preclear Personal Securities Transactions as he or she may deem necessary and appropriate for compliance with this Code.

	The following Personal Securities Transactions shall be excepted from this preclearance requirement; please note, however, that these transactions must be reported even though they do not have to be precleared (see Section VII for reporting requirements):

	1.	purchases or sales of a Security (other than
securities issued in an initial public offering or a private placement) in an amount that does not exceed $10,000, provided that the aggregate of all such trades during any given 30 day period does not exceed $25,000;

	2.	purchases or sales of financial futures or options
 on futures;

	3.	purchases which are part of an automatic dividend
reinvestment plan or automatic employee stock purchase plan; and

	4.	purchases or sales which are non-volitional on the part
of the Access Person (e.g. gifts, or transactions which result from corporate action applicable to all similar Security holders, such as splits, tender offers, mergers, stock dividends, etc.).

B.	Initial Public Offerings:	No Access Person may acquire
securities in an initial public offering without the prior written approval of the Review Officer.

C.	Private Placements:     No Access Person may acquire
securities in a private placement without the prior written approval of the Review Officer.

D.	Records of Securities Transactions:	    All Access Persons
are to direct their brokers to supply to the Review Officer, on a timely basis, duplicate copies of confirmations of all Personal
Securities Transactions and copies of periodic statements for all Securities accounts.

E.	Post-Trade Monitoring:	The Review Officer shall review
all Personal Securities Transactions by Access Persons to ensure that no conflict exists with Investment Company trades.


VII.	REPORTING REQUIREMENTS

A.		Initial Holdings Report.	No later than 10
days after becoming an Access Person, whether through outside hiring or internal transfer, every Access Person shall report to the Review Officer the following information:

1.		The title, number of share and principal amount
of each Security in which the Access Person had any Beneficial
Ownership when the person became an Access Person;

2.	The name of any broker, dealer or bank with whom the
Access Person maintained an account in which any securities were held for the direct or indirect benefit of the Access Person as of the date the person became an Access
Person; and

3.		The date the report is submitted by the Access Person.

B.	Quarterly Transaction Reports.  No later than 10 days after
the end of each calendar quarter, every Access Person shall report to the Review Officer, the following information :

1.	With respect to any transaction during the quarter in a
Personal Security Transaction in which the Access Person had any direct or indirect Beneficial Ownership:

a.	The date of the transaction, the title, the interest rate
and maturity date (if applicable), the number of shares and the principal amount of each Security involved;

b.	The nature of the transaction (i.e., purchase, sale
or other type of acquisition or disposition);

c.	The price of the Security at which the transaction was
effected;

d.	The name of the broker, dealer or bank with or through which transaction was effected; and

e.	The date that the report is submitted by the Access Person.

2.	With respect to any account established by the Access Person in which any securities were held during the quarter for the direct or indirect benefit of the Access Person:

a.	The name of the broker, dealer or bank with whom the Access
Person established the account;

b.	The date the account was established; and

c.	The date the report is submitted by the Access Person.

C.	Annual Holdings Reports and Certifications.   Annually, every
Access Person shall report and certify the following information
(which information must be current as of a date no more than 30 days before the report is submitted):

1.		The title, number of shares and principal amount of
each Security in which the Access Person had any direct or indirect Beneficial Ownership;

2.	The name of any broker, dealer or bank with whom the Access
Person maintains an account in which any securities are held for the direct or indirect benefit of the Access Person;

3.		Certification that he or she has (i) read and understands this Code and recognizes that he or she is subject to the Code and (ii) complied with all requirements of the Code to which he or she is subject and disclosed or reported all personal securities transactions required to be disclosed or reported pursuant to the requirements of the Code; and

4.	The date that the report is submitted by the Access Person.

D.	Exceptions to Reporting Requirements.   An Access Person need not
make a report under this Section VII with respect to transactions effected for, and Securities held in, any account over which the person has no direct or indirect influence or control.

The reports required by this section may also contain a statement declaring that the reporting or recording of any transaction shall not be construed as an admission that the Access Person making the report has any direct or indirect Beneficial Ownership in the Security to which the reports relates.


VIII.	CLASSIFICATION OF EMPLOYEES

Unless otherwise determined, each employee shall be classified as an Access Person for the purposes of this Code. Notwithstanding the foregoing, an employee may seek a determination from the Chief Executive Officer of the Adviser or the Distributor, as applicable, that the employee is a Non-Access Person because of the limited nature of the employee's functions or duties. The Chief Executive Officer will make this determination on a case-by-case basis, and the employee will only be classified as a Non-Access Person if the Chief Executive Officer determines that the employee does not make, participate in, or obtain information regarding the purchases or sales of securities by an Investment Company, and such employee's functions do not relate to the making of any recommendations with respect to such purchases or sales. Periodically thereafter, but no less frequently than annually, the Chief Executive Officer shall reevaluate the employee's Non-Access Person classification. The Review Officer shall maintain a record of all such determinations, and will communicate any changes in classification directly to the employee.

IX.	SANCTIONS


If the Review Officer determines that an employee has committed a violation of the Code, the Review Officer shall promptly notify the Chief Executive Officer of the Adviser or the Distributor, as applicable, who shall be responsible for determining whether it is appropriate to impose sanctions or take other actions against the employee. The Chief Executive Officer shall make such determination in light of all relevant facts and circumstances, including the nature and seriousness of the violation, the extent to which the violation reflects a willful disregard of the employee's responsibilities under the Code and the employee's past history of compliance or non-compliance with the Code. Such sanctions or other actions may include, but are not limited to, one or more of the following:

*	requiring the employee to refrain from personal trading for a period;
*	disgorgement of any profits associated with transactions which constitute a violation of the Code, or restitution to an affected client or investment company;
*	requiring the employee to reverse the trade(s) in question and forfeit any profit or absorb any loss derived therefrom;
*	a letter of censure;
*	a monetary fine levied at the employee;
*	suspension of the employment of the employee;
*	termination of the employment of the employee;
*	civil referral to the SEC or other civil regulatory authority, if appropriate under the circumstances; or
*	criminal referral, if appropriate under the circumstances.

The Chief Executive Officer shall have the sole authority to determine the sanction or other action, if any, to be imposed for any violation of the Code, including appropriate disposition of any monies forfeited pursuant to this provision. Prior to imposing sanctions or taking other actions against the employee, the Chief
Executive Officer shall provide the employee with an opportunity to present information bearing on these matters.

Failure to comply with any sanctions, including the failure to abide by a directive to reverse a trade or refrain from further trading, may result in the imposition of additional sanctions. Unless, in the opinion of the Chief Executive Officer, there are extenuating circumstances, a repeat violation of the Code and any violation involving deception, dishonesty or a willful failure to comply, will result in one or more of the most severe sanctions, including the imposition of a monetary fine and/or the suspension or termination of employment.

If the employee committing the violation is the Chief Executive Officer of either the Adviser or the Distributor, rather than reporting to the Chief Executive Officer the Review Officer shall make his/her report to the President of TMF Corp., who shall then make a determination with respect to sanctions or actions described above in place of the Chief Executive Officer.
---------------------------------------
(1)Access Persons who provide copies of confirmations and periodic statements pursuant to Section VII hereof need only certify in such report that no other transactions were executed during the quarter.

Signatures

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) of the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Norwalk, the State of Connecticut, on the 1st day of August, 2001.

MANAGERS TRUST I

BY: /s/Donald S. Rumery
    Donald S. Rumery
    Secretary

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


Signature                          Title                                    Date
---------                          ------                                   ----
Jack W. Aber
---------------
Jack W. Aber*                      Trustee                            August 1, 2001

William E. Chapman, II
-----------------------
William E. Chapman, II*            Trustee                            August 1, 2001

Sean M. Healey
---------------
Sean M. Healey*                    Trustee                            August 1, 2001

Edward J. Kaier
----------------
Edward J. Kaier*                   Trustee                            August 1, 2001

Madeline H. McWhinney
-----------------------
Madeline H. McWhinney*             Trustee                            August 1, 2001

Steven J. Paggioli
-------------------
Steven J. Paggioli*                Trustee                            August 1, 2001

Eric Rakowski
--------------
Eric Rakowski*                     Trustee                            August 1, 2001

Thomas R. Schneeweis
---------------------
Thomas R. Schneeweis*              Trustee                            August 1, 2001

/s/Peter M. Lebovitz
--------------------
Peter M. Lebovitz        President and Principal Executive Officer    August 1, 2001

/s/Donald S. Rumery
-------------------
Donald S. Rumery        Treasurer, Principal Financial Officer and
                            Principal Accounting Officer              August 1, 2001

/s/Donald S. Rumery
--------------------
*By Donald S. Rumery  pursuant to Power of Attorney filed herewith